UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-7972

Exact name of registrant as specified in charter:
Delaware Group Adviser Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
U.S. Growth Fund

October 31, 2007

Growth equity mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	8
> Statement of operations	10
> Statements of changes in net assets	11
> Financial highlights	12
> Notes to financial statements	17
> Report of independent registered public accounting firm	21
> Other Fund information	22
> Board of trustees/directors and officers addendum	25
> About the organization	27

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware U.S. Growth Fund

Nov. 12, 2007

The managers of Delaware U.S. Growth Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Oct. 31, 2007.

On Aug. 16, 2007, the Board of Trustees for the Delaware U.S. Growth Fund approved a proposal to reorganize Delaware Large Cap Growth Fund with and into Delaware U.S. Growth Fund, pending shareholder approval by the shareholders of Delaware Large Cap Growth Fund. If approved, the reorganization is expected to take place in February 2008.

Q: How did Delaware U.S. Growth Fund perform during the reporting period?

A: For its fiscal year ended Oct. 31, 2007, Delaware U.S. Growth Fund returned +20.21% at net asset value and 13.30% at maximum offer price (returns are for Class A shares with all distributions reinvested). By comparison, the Russell 1000 Growth Index advanced 19.23% and the Lipper U.S. Growth Funds Average gained 21.70%. For the complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Q: What type of economic and investment environment did you encounter during the past 12 months?

A: Although the pace of U.S. economic growth in the fourth calendar quarter of 2006 continued to slow, optimism seemed to run high among stock market investors, who responded favorably to rising corporate profits and the Federal Reserve Board’s sideline stance.

At the end of February, the subprime mortgage problem first materialized, raising investor concerns about mortgage default rates and the soundness of complex security structures such as collateralized debt obligations. As a consequence, investors shied away from risky investments. Both the bond and stock markets experienced selloffs that continued into March.

The stock market then recovered in March and April, but Delaware U.S. Growth Fund’s performance trailed the index substantially during this brief period. This was not due to any operational difficulties in the companies we owned, but rather the outsized performance of traditional cyclical sectors such as energy, materials, and integrated oils. We usually avoid stocks in these sectors, in which commodity prices or economic cycles generally drive returns, rather than the unique competitive advantages that we typically seek to identify in our investments. Consequently, we had difficulty keeping up with the index during the spring months.

Late in our fiscal year, market activity reflected a shift in investor sentiment, away from risk. This shift began in earnest in the third week of July as problems in the subprime mortgage market spilled over and created concerns about broader credit availability and a sharper focus on financial institutions holding credit portfolios. The challenging environment in credit markets also led to concerns about the impact on global economic activity. Consequently, many companies that had direct exposure to credit, or were strongly influenced by economic activity, were punished to varying degrees. Although the market rebounded somewhat in the second half of August and in September, further worries about companies’ exposure to bad debts, along with signs of slowing corporate earnings, weighed on investor sentiment and led to declining stock valuations again in the middle of October.

We believe that, as a result of turbulent markets, investors late in the fiscal year began to search for the kind of companies that we seek to hold: companies with a unique competitive advantage that helps them manage their way through economic cycles. Such companies typically have stable cash flows, plenty of cash on the balance sheet, and are able to self-finance their businesses without relying on the banking system or on the capital markets for growth. From July through September, we made up some of our earlier underperformance versus the Russell 1000 Growth Index.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware U.S. Growth Fund

Q: What strategies did you use in managing the Fund during the period?

A: Our broad investment approach remained consistent throughout the fiscal year. We did, however make a major position change in the Fund. In November we sold a stock that had hurt performance — Apollo Group Class A — and bought shares of IntercontinentalExchange and Research in Motion. The latter two stocks were positive contributors for the fiscal period. From November through June, we made no major position changes, despite our stretch of underperformance versus the benchmark in March and April. We add to or trim certain positions, but did not add new names or eliminate positions in that entire time, because we felt that we had a solid portfolio of value-creating business that would ultimately be recognized by the market.

In June, we sold our position in Moody’s Corporation because of our concerns about the company’s rate of growth and the perception among investors that credit rating agencies could have played a role in the subprime crisis. At the time of the sale, the stock had recovered from a significant loss in value during the first subprime mortgage scare in February.

We added Crown Castle International to the portfolio shortly after we sold Moody’s. Crown Castle International owns, operates, and leases towers and other communication structures, including certain rooftop installations, for wireless communications. We believed the company was well positioned to benefit from the growth in wireless communications and we particularly liked Crown Castle International’s experienced management team and its ability to be an efficient steward of capital.

Q: What stocks detracted from the Fund’s relative performance?

A: As mentioned earlier, we sold a significant detractor last year, Apollo Group Class A. Among holdings in the Fund at fiscal year end, Intuit, Genentech, Staples, and SanDisk were underperformers. We believed Intuit suffered from investor concern about stronger competition to their tax franchise as more competitors were entering the market with cheaper online offerings. We felt that this fear was overdone; Intuit reported solid results in this segment and remained, in our opinion, the dominant player in tax preparation products.

We believe Genentech has done very well on an operating basis and do not believe that performance will be restrained now that their lead product, Avastin, may be maturing. We believe that Avastin will drive the next leg of growth at Genentech with more indications and use-in-combination therapies that could substantially impact the size of Avastin’s current revenue base.

Staples, whose operating metrics appear to us to be better than its peer group, seemed to suffer from fears of a slowing domestic economy. Investors also seem to be generally wary of stocks with consumer exposure. We believe Staples can drive its margins higher in the United States over time, and believe the company also has a small but growing international business growth story that has yet to play out.

SanDisk’s performance suffered from pricing in the flash memory market. Their largest competitor, Samsung, was very aggressive, driving prices much lower than we expected. SanDisk’s stock has rebounded somewhat, and we believe it will continue to have an intellectual property lead as the next generation of flash products comes to market.

Q: What holdings within the Fund helped results during the period?

A: Research in Motion continued to enjoy a large lead in the enterprise market for delivering “push” e-mail to business customers’ handheld devices, which is still very under-penetrated, in our view. We believe the company has unique competitive advantages in its superior security and network infrastructure, which have broad support from information-technology managers. This support is critical for the company, as IT managers often make firm-wide decisions to adopt the Blackberry service. Though it is not a key part of our thesis for owning the company, Research in Motion’s recent crossover attempt to offer devices that compete in the traditional smart-phone market has been very well received.

Another contributor was eBay. We believe investors are encouraged that management is focusing on core business improvements that could drive activity and revenues per user higher. The company’s PayPal business continues to show momentum and is finding opportunities with third-party merchants outside of the eBay network.

We believe MGM Mirage benefited from the market’s upward valuation of real estate assets at MGM Mirage, where the company effectively owns or controls roughly half of the Las Vegas strip. Private equity buyouts in the gaming industry and tender offers and partnerships from two large inside investors have also helped the stock, in our opinion.

Google’s fundamentals continue to improve despite its size and market share position. Google is actually growing its competitive position in the core search business, which now commands close to 60% market share. We also believe that Google’s earnings power is understated because it spends large sums searching for ancillary business opportunities that can leverage its core franchise and reach.

Q: How was the Fund positioned at the end of the period?

A: We were somewhat concerned about credit markets and their potential impact the global economy, particularly with regard to an effect on the consumer. As a result, we remained generally underexposed to consumer-driven businesses and continued to monitor the Fund’s exposure to consumer discretionary spending.

We continued to believe that we had a very good portfolio of stocks that investors will ultimately recognize, resulting in higher stock prices. In our opinion, the Fund at the end of the period was made up of value-creating companies that earn incremental returns on capital above their own cost of capital. We believe such value-creating companies get rewarded by the market over time.

Performance summary

Delaware U.S. Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through Oct. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+20.21%	+11.22%	+4.73%	+8.02%
Including sales charge	+13.30%	+9.92%	+4.11%	+7.56%

Class B (Est. March 29, 1994)
Excluding sales charge	+19.34%	+10.45%	+4.13%	+7.78%
Including sales charge	+15.34%	+10.15%	+4.13%	+7.78%

Class C (Est. May 23, 1994)
Excluding sales charge	+19.33%	+10.44%	+4.03%	+7.91%
Including sales charge	+18.33%	+10.44%	+4.03%	+7.91%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through Feb. 28, 2009.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Feb. 28, 2009, as described in the most recent prospectus. The Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares are 1.00%, 1.75%, 1.75%, 1.25%, and 0.75%, respectively. Without the fee waivers, total operating expenses for Class A, B, C, R, and Institutional Class shares would have been 1.17%, 1.87%, 1.87%, 1.47%, and 0.84%, respectively.

The average annual total returns for the 1-year, 3-year, and lifetime (since June 2, 2003) periods ended Oct. 31, 2007, for Delaware U.S. Growth Fund Class R shares were 20.00%, 13.78%, and 10.29%, respectively.

Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets, through Feb. 28, 2009.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Feb. 3, 1994) periods ended Oct. 31, 2007, for Delaware U.S. Growth Fund Institutional Class shares were 20.58%, 11.55%, 5.04%, and 8.04%, respectively. Institutional Class shares were first made available Feb. 3, 1994, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund’s that invest in small- and/or medium-sized company stocks typically involve greater risk, particularly in the short-term, than those investing in larger, more established companies.

Fund basics
As of Oct. 31, 2007

Fund objective
The Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth.

Total Fund net assets
$910 million

Number of holdings
28

Fund start date
Dec. 3, 1993

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class B	DEUBX	245917604
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

Performance of a $10,000 Investment
Average annual total returns from Oct. 31, 1997, through Oct. 31, 2007

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
Russell 1000 Growth Index	$10,000	$15,992
Delaware U.S. Growth Fund — Class A Shares	$9,425	$14,960

Chart assumes $10,000 invested in the Fund on Oct. 31, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 1997. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period May 1, 2007 to October 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 to October 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware U.S. Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/07 to
	5/1/07	10/31/07	Ratios	10/31/07*
Actual Fund Return
Class A	$1,000.00	$1,155.40	1.04%	$5.65
Class B	1,000.00	1,151.40	1.76%	9.54
Class C	1,000.00	1,150.90	1.76%	9.54
Class R	1,000.00	1,153.80	1.26%	6.84
Institutional Class	1,000.00	1,157.00	0.76%	4.13
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.96	1.04%	$5.30
Class B	1,000.00	1,016.33	1.76%	8.94
Class C	1,000.00	1,016.33	1.76%	8.94
Class R	1,000.00	1,018.85	1.26%	6.41
Institutional Class	1,000.00	1,021.37	0.76%	3.87

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings

Delaware U.S. Growth Fund

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock²	99.50%
Basic Industry/Capital Goods	3.75%
Business Services	17.65%
Consumer Non-Durables	12.97%
Consumer Services	13.23%
Financials	8.31%
Health Care	15.46%
Technology	28.13%
Repurchase Agreements	0.52%
Securities Lending Collateral	5.29%
Total Value of Securities	105.31%
Obligation to Return Securities Lending Collateral	(5.29% )
Liabilities Net of Receivables and Other Assets	(0.02% )
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Google Class A	6.45%
Research in Motion	5.61%
QUALCOMM	4.98%
IntercontinentalExchange	4.50%
UnitedHealth Group	4.32%
Genentech	4.27%
Allergan	4.19%
Seagate Technology	4.16%
Intuit	3.96%
Procter & Gamble	3.82%

Statement of net assets

Delaware U.S. Growth Fund

October 31, 2007

	Number
	of Shares	Value
Common Stock – 99.50%²
Basic Industry/Capital Goods – 3.75%
Praxair	400,000	$ 34,192,000
		34,192,000
Business Services – 17.65%
*Expeditors International Washington	620,000	31,403,000
*Paychex	715,000	29,872,700
†Research in Motion	409,900	51,036,649
*Reuters Group ADR	220,000	18,310,600
*United Parcel Service Class B	400,000	30,040,000
		160,662,949
Consumer Non-Durables – 12.97%
Procter & Gamble	500,000	34,760,000
*Staples	1,380,000	32,209,200
Walgreen	750,000	29,737,500
Wal-Mart Stores	472,600	21,366,246
		118,072,946
Consumer Services – 13.23%
†eBay	900,000	32,490,000
*International Game Technology	780,000	34,015,800
†MGM MIRAGE	320,000	29,315,200
*Weight Watchers International	480,000	24,595,200
		120,416,200
Financials – 8.31%
*CME Group	52,000	34,645,000
*†IntercontinentalExchange	230,000	40,986,000
		75,631,000
Health Care – 15.46%
Allergan	565,000	38,182,700
†Genentech	525,000	38,918,250
UnitedHealth Group	800,000	39,320,000
†Zimmer Holdings	350,000	24,321,500
		140,742,450
Technology – 28.13%
†Apple	71,100	13,505,445
*†Crown Castle International	575,065	23,617,920
†Google Class A	83,000	58,681,000
*†Intuit	1,120,000	36,030,400
QUALCOMM	1,060,000	45,293,800
*†SanDisk	415,000	18,426,000
Seagate Technology	1,360,000	37,862,400
†Teradata	795,800	22,704,174
		256,121,139
Total Common Stock
(cost $740,751,507)		905,838,684

	Principal
	Amount
Repurchase Agreements — 0.52%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $3,218,405,
collateralized by $1,578,000
U.S. Treasury Notes 3.375%
due 9/15/09, market value
$1,571,156, $233,000
U.S. Treasury Notes 4.625%
due 11/30/08, market value
$239,516, $187,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$192,542, $303,000
U.S. Treasury Notes 4.625%
due 10/31/11, market value
$310,578, $233,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value
$239,105, $300,000
U.S. Treasury Notes 4.875%
due 8/31/08, market value
$304,700, and $413,000
U.S. Treasury Notes 5.625%
due 5/15/08, market
value $426,764)	$3,218,000	3,218,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $1,517,190,
collateralized by $933,000
U.S. Treasury Notes 4.375%
due 12/15/10, market value
$962,117, $102,000
U.S. Treasury Notes 4.675%
due 8/31/11, market value
$105,088, and $477,000
U.S. Treasury Notes 4.875%
due 10/31/08, market
value $480,888)	1,517,000	1,517,000
Total Repurchase Agreements
(cost $4,735,000)		4,735,000
Total Value of Securities Before Securities
Lending Collateral – 100.02%
(cost $745,486,507)		910,573,684

	Number of
	Shares	Value
Securities Lending Collateral** – 5.29%
Investment Companies
Mellon GSL DBT II Collateral Fund	48,175,274	$ 48,175,274
Total Securities Lending Collateral
(cost $48,175,274)		48,175,274

Total Value of Securities – 105.31%
(cost $793,661,781)		958,748,958 ©
Obligation to Return Securities
Lending Collateral** – (5.29%)		(48,175,274)
Liabilities Net of Receivables
and Other Assets – (0.02%)		(183,106)
Net Assets Applicable to 55,855,329 Shares
Outstanding – 100.00%		$910,390,578

Net Asset Value – Delaware U.S. Growth Fund
Class A ($193,286,725 / 12,264,257 Shares)		$15.76
Net Asset Value – Delaware U.S. Growth Fund
Class B ($19,349,845 / 1,374,973 Shares)		$14.07
Net Asset Value – Delaware U.S. Growth Fund
Class C ($24,405,746 / 1,600,035 Shares)		$15.25
Net Asset Value – Delaware U.S. Growth Fund
Class R ($1,529,081 / 98,000 Shares)		$15.60
Net Asset Value – Delaware U.S. Growth Fund
Institutional Class ($671,819,181 / 40,518,064 Shares)		$16.58

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization — no par)		$787,110,998
Accumulated net realized loss on investments		(41,807,597)
Net unrealized appreciation of investments		165,087,177
Total net assets		$910,390,578

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non-income producing security for the year ended October 31, 2007.

*	Fully or partially on loan.

**	See Note 8 in “Notes to financial statements.”

©	Includes $46,829,247 of securities loaned.

ADR — American Depository Receipts

Net Asset Value and Offering Price Per Share –
Delaware U.S. Growth Fund
Net asset value Class A (A)	$15.76
Sales charges (5.75% of offering price) (B)	0.96
Offering price	$16.72

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

Statement of operations

Delaware U.S. Growth Fund

Year Ended October 31, 2007

Investment Income:
Dividends	$6,471,860
Interest	208,919
Securities lending income	45,425	$ 6,726,204

Expenses:
Management fees	5,340,629
Distribution expenses – Class A	533,618
Distribution expenses – Class B	203,898
Distribution expenses – Class C	231,854
Distribution expenses – Class R	4,997
Dividend disbursing and transfer agent fees and expenses	937,608
Accounting and administration expenses	339,332
Legal fees	96,875
Reports and statements to shareholders	96,299
Registration fees	93,644
Trustees’ fees and benefits	92,061
Audit and tax	50,031
Custodian fees	32,634
Insurance fees	23,032
Consulting fees	14,021
Trustees’ expenses	3,872
Dues and services	3,236
Pricing fees	2,114
Taxes (other than taxes on income)	494	8,100,249
Less expenses absorbed or waived		(708,428)
Less waiver of distribution expenses – Class A		(78,456)
Less waiver of distribution expenses – Class R		(833)
Less expense paid indirectly		(2,163)
Total operating expenses		7,310,369
Net Investment Loss		(584,165)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments		52,474,242
Net change in unrealized appreciation/depreciation of investments		102,984,486
Net Realized and Unrealized Gain on Investments		155,458,728

Net Increase in Net Assets Resulting from Operations		$ 154,874,563

See accompanying notes

Statements of changes in net assets

Delaware U.S. Growth Fund

	Year Ended
	10/31/07	10/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$ (584,165)	$ (938,392)
Net realized gain (loss) on investments	52,474,242	(20,257,873)
Net change in unrealized appreciation/depreciation of investments	102,984,486	32,900,338
Net increase in net assets resulting from operations	154,874,563	11,704,073

Capital Share Transactions:
Proceeds from shares sold:
Class A	107,349,074	103,383,682
Class B	1,180,221	2,911,556
Class C	6,392,575	17,270,189
Class R	1,083,030	495,869
Institutional Class	211,273,552	345,432,666
	327,278,452	469,493,962

Cost of shares repurchased:
Class A	(52,197,954)	(31,701,603)
Class B	(7,936,345)	(9,453,412)
Class C	(8,768,662)	(4,027,677)
Class R	(407,031)	(189,291)
Institutional Class	(227,514,716)	(61,865,657)
	(296,824,708)	(107,237,640)
Increase in net assets derived from capital share transactions	30,453,744	362,256,322
Net Increase in Net Assets	185,328,307	373,960,395

Net Assets:
Beginning of year	725,062,271	351,101,876
End of year (there was no undistributed net investment income at either year end)	$ 910,390,578	$ 725,062,271

See accompanying notes

Financial highlights

Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07		10/31/06		10/31/05		10/31/04		10/31/03
Net asset value, beginning of period	$13.110		$12.700		$10.620		$10.840		$ 9.260

Income (loss) from investment operations:
Net investment loss[1]	(0.036)		(0.043)		(0.020)		(0.064)		(0.039)
Net realized and unrealized gain (loss) on investments	2.686		0.453		2.100		(0.156)		1.619
Total from investment operations	2.650		0.410		2.080		(0.220)		1.580

Net asset value, end of period	$15.760		$13.110		$12.700		$10.620		$10.840

Total return[2]	20.21%		3.23%		19.59%		(2.03%	)	17.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$193,287		$109,854		$38,566		$38,339		$60,934
Ratio of expenses to average net assets	1.05%		1.05%		1.15%		1.40%		1.40%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.18%		1.22%		1.46%		2.15%		2.28%
Ratio of net investment loss to average net assets	(0.26%	)	(0.34%	)	(0.17%	)	(0.59%	)	(0.40%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.39%	)	(0.51%	)	(0.48%	)	(1.34%	)	(1.28%	)
Portfolio turnover	30%		25%		65%		158%		77%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and the distributor. Performance would have been lower had the expense limitations not been in effect.

See accompanying notes

Delaware U.S. Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07		10/31/06		10/31/05		10/31/04		10/31/03
Net asset value, beginning of period	$11.790		$11.500		$ 9.690		$ 9.950		$ 8.560

Income (loss) from investment operations:
Net investment loss[1]	(0.121)		(0.123)		(0.091)		(0.132)		(0.100)
Net realized and unrealized gain (loss) on investments	2.401		0.413		1.901		(0.128)		1.490
Total from investment operations	2.280		0.290		1.810		(0.260)		1.390

Net asset value, end of period	$14.070		$11.790		$11.500		$ 9.690		$ 9.950

Total return[2]	19.34%		2.52%		18.68%		(2.61%	)	16.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,350		$22,563		$28,431		$30,686		$39,613
Ratio of expenses to average net assets	1.76%		1.75%		1.85%		2.10%		2.10%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.84%		1.87%		2.11%		2.80%		2.94%
Ratio of net investment loss to average net assets	(0.97%	)	(1.04%	)	(0.87%	)	(1.29%	)	(1.10%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.05%	)	(1.16%	)	(1.13%	)	(1.99%	)	(1.94%	)
Portfolio turnover	30%		25%		65%		158%		77%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     13

Financial highlights

Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07		10/31/06		10/31/05		10/31/04	10/31/03
Net asset value, beginning of period	$12.780		$12.460		$10.500		$10.790	$ 9.280

Income (loss) from investment operations:
Net investment loss[1]	(0.131)		(0.131)		(0.099)		(0.140)	(0.108)
Net realized and unrealized gain (loss) on investments	2.601		0.451		2.059		(0.150)	1.618
Total from investment operations	2.470		0.320		1.960		(0.290)	1.510

Net asset value, end of period	$15.250		$12.780		$12.460		$10.500	$10.790

Total return[2]	19.33%		2.57%		18.67%		(2.69%)	16.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,406		$22,641		$9,327		$8,387	$10,684
Ratio of expenses to average net assets	1.76%		1.75%		1.85%		2.10%	2.10%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.84%		1.87%		2.11%		2.80%	2.94%
Ratio of net investment loss to average net assets	(0.97%	)	(1.04%	)	(0.87%	)	(1.29% )	(1.10%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.05%	)	(1.16%	)	(1.13%	)	(1.99% )	(1.94%	)
Portfolio turnover	30%		25%		65%		158%	77%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

									6/2/03[1]
	Year Ended								to
	10/31/07		10/31/06		10/31/05		10/31/04		10/31/03
Net asset value, beginning of period	$13.000		$12.620		$10.590		$10.830		$10.120

Income (loss) from investment operations:
Net investment loss[2]	(0.065)		(0.070)		(0.051)		(0.097)		(0.033)
Net realized and unrealized gain (loss) on investments	2.665		0.450		2.081		(0.143)		0.743
Total from investment operations	2.600		0.380		2.030		(0.240)		0.710

Net asset value, end of period	$15.600		$13.000		$12.620		$10.590		$10.830

Total return[3]	20.00%		3.01%		19.17%		(2.22%	)	7.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,529		$669		$354		$245		$189
Ratio of expenses to average net assets	1.26%		1.25%		1.42%		1.70%		1.70%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.44%		1.47%		1.71%		2.40%		2.71%
Ratio of net investment loss to average net assets	(0.47%	)	(0.54%	)	(0.44%	)	(0.89%	)	(0.76%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.65%	)	(0.76%	)	(0.73%	)	(1.59%	)	(1.77%	)
Portfolio turnover	30%		25%		65%		158%		77%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.
[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     15

Financial highlights

Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07		10/31/06		10/31/05		10/31/04	10/31/03
Net asset value, beginning of period	$13.750		$13.280		$11.080		$11.270	$ 9.600

Income (loss) from investment operations:
Net investment gain (loss)[1]	0.005		(0.005)		0.015		(0.031)	(0.010)
Net realized and unrealized gain (loss) on investments	2.825		0.475		2.185		(0.159)	1.680
Total from investment operations	2.830		0.470		2.200		(0.190)	1.670

Net asset value, end of period	$16.580		$13.750		$13.280		$11.080	$11.270

Total return[2]	20.58%		3.54%		19.86%		(1.69%)	17.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$671,819		$569,335		$274,424		$2,666	$27,420
Ratio of expenses to average net assets	0.76%		0.75%		0.85%		1.10%	1.10%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.84%		0.87%		1.11%		1.80%	1.94%
Ratio of net investment income (loss) to average net assets	0.03%		(0.04%	)	0.13%		(0.29% )	(0.10%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.05%	)	(0.16%	)	(0.13%	)	(0.99% )	(0.94%	)
Portfolio turnover	30%		25%		65%		158%	77%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware U.S. Growth Fund

October 31, 2007

Delaware Group Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to the Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective June 1, 2007 Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are sold. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on

(continues)     17

Notes to financial statements

Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $34,331 for the year ended October 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly. ”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses, exclusive of any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but no limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed 0.75% of average daily net assets of the Fund through February 28, 2009.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the services agreement described above are allocated among all of the Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended October 31, 2007, the Fund was charged $312,775 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit distribution and service fees through February 28, 2009 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

Effective September 1, 2007, the Fund pays DDLP an annual distribution and service not to exceed 0.30% of the average daily net assets of the Class A and has contracted to limit 12b-1 fees through February 28, 2009 in order to prevent such fees from exceeding 0.25% of average daily net assets. Prior to shares September 1, 2007, the Fund paid DDLP an annual distribution and service not to exceed 0.35% of the average daily net assets of the Class A and had contracted to limit 12b-1 fees in order to prevent such fees from exceeding 0.30% of average daily net assets. Institutional Class shares pay no distribution and services expenses At October 31, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$383,646
Dividend disbursing, transfer agent, financial
administration fees and other expenses
payable to DSC	115,921
Distribution fees payable to DDLP	77,647
Other expenses payable to DMC and affiliates*	26,005

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2007, the Fund was charged $43,188 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2007, DDLP earned $13,939 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2007, DDLP received gross CDSC commissions of $2,518, $21,582, and $2,634 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Fund was $81,232.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2007, the Fund made purchases of $278,439,325 and sales of $252,011,433 of investment securities other than short-term investments.

At October 31, 2007, the cost of investments for federal income tax purposes was $794,298,021. At October 31, 2007, net unrealized appreciation was $164,450,937, of which $178,448,682 related to unrealized appreciation of investments and $13,997,745 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended October 31, 2007 and 2006.

5. Components of Net Assets on a Tax Basis

As of October 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$787,110,998
Capital loss carryforwards	(41,171,357)
Unrealized appreciation of investments	164,450,937
Net assets	$910,390,578

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2007, the Fund recorded the following reclassifications.

Accumulated net investment loss	$584,165
Paid-in Capital	(584,165)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $52,040,639 was utilized in 2007. Capital loss carryforwards remaining at October 31, 2007 will expire as follows: $3,172,510 expires in 2010; $18,785,096 expires in 2011 and $19,213,751 expires in 2014.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/07	10/31/06
Shares sold:
Class A	7,553,332	7,803,666
Class B	92,946	243,691
Class C	468,514	1,340,656
Class R	75,571	37,897
Institutional Class	14,451,028	25,295,787
	22,641,391	34,721,697
Shares repurchased:
Class A	(3,670,431)	(2,459,166)
Class B	(632,196)	(801,657)
Class C	(640,709)	(316,849)
Class R	(29,004)	(14,521)
Institutional Class	(15,341,887)	(4,550,474)
	(20,314,227)	(8,142,667)
Net increase	2,327,164	26,579,030

For the years ended October 31, 2007 and 2006, 186,566 Class B shares were converted to 167,241 Class A shares valued at $2,344,544 and 220,794 Class B shares were converted to 199,098 Class A shares valued at $2,568,843, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2007, or at any time during the year then ended.

(continues)     19

Notes to financial statements

Delaware U.S. Growth Fund

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $46,829,247, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral. ”

9. Credit and Market Risk

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At October 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Termination of New Purchases of Class B shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or certain permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

12. Change in Custodian

On August 2, 2007, Mellon Bank N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase served as the Fund’s custodian.

13. Fund Merger

On August 16, 2007, the Board of Trustees for the Delaware U.S. Growth Fund approved a proposal to reorganize Delaware Large Cap Growth Fund with and into Delaware U.S. Growth Fund, pending shareholder approval by the shareholders of Delaware Large Cap Growth Fund. If approved, the reorganization is expected to take place in February 2008.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees Delaware Group Adviser Funds – Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds) (the “Fund”) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware U.S. Growth Fund of Delaware Group Adviser Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 14, 2007

Other Fund information (unaudited)

Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware U.S. Growth Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universes for the Fund consisted of the Fund and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the three and five year periods was in the third quartile and the Fund’s total return for the ten-year period was in the second quartile. The Board noted that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the new investment team assigned to the Fund in 2005 and the policy and investment strategy changes implemented in order to take advantage of the new team’s investment approach. The Board encouraged management to re-evaluate the team’s strategies and investment management approach in an effort to enhance Fund performance and meet the Board’s performance objective. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information (unaudited)

Delaware U.S. Growth Fund

Fund management

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer —
Focus Growth Equity

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Prior to joining Delaware Investments in April 2005, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Christopher J. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Board of trustees/directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees

Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees

Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)

John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings

Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938

Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947

Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chair — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     25

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)

Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA		Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.

J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers

David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Investment Company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern time, for assistance with any questions.

(2489)	Printed in the USA
AR-101 [10/07] CGI 12/07	MF-07-11-048 PO12461

Annual Report	Delaware
Diversified Income Fund

October 31, 2007

Fixed income mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector/Country allocation and credit quality breakdown	7
> Statement of net assets	8
> Statement of assets and liabilities	30
> Statement of operations	31
> Statements of changes in net assets	32
> Financial highlights	33
> Notes to financial statements	38
> Report of independent registered public accounting firm	45
> Other Fund information	46
> Board of trustees/directors and officers addendum	50
> About the organization	52

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Diversified Income Fund

Nov. 13, 2007

The managers of Delaware Diversified Income Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Oct. 31, 2007.

Q: How did the bond markets perform during the 12-month fiscal period ended Oct. 31, 2007?

A: At the beginning of the fiscal period, yields declined across almost all maturities with the sharpest drop coming in the shorter end of the yield curve. The key driver of the downdraft in yields was a shift in investor sentiment regarding the Federal Reserve’s monetary policy. While the central bank had held interest rates steady for several months, weakness in the real estate sector led to concerns about a potential slowdown in economic growth and expectations that the Federal Reserve would begin cutting short-term interest rates.

Around March it was becoming clear that the problems in the U.S. housing market were more severe than originally thought and in July and August the deepening housing slump touched off global market turmoil. In this environment, credit markets, driven by a loss of confidence in the value of many types of debt collateral and the relevance of the ratings on that debt, essentially seized up until central banks stepped in to provide sufficient sources of liquidity. By the time the fiscal year ended, the U.S. Federal Reserve had trimmed interest rates in September and October for a total of 75 basis points, or three quarters of a percentage point (to 4.50%). The U.S. dollar showed continued weakness during the fiscal period. The euro rose to new highs against the U.S. currency, and the Canadian dollar broke through parity with the U.S. dollar.

In this environment, investors abandoned the riskiest fixed income sectors in favor of the relative safety of the Treasury market. By the end of the fiscal year, a variety of factors led to underperformance in all spread sectors. These factors included the tightening of credit conditions, concerns about a $300 billion leveraged buyout financing backlog, widespread market volatility, mortgage-related writedowns by some of the country’s biggest banks, and a general flight to quality on the part of investors.

Q: How did the Fund perform during the year ended Oct. 31, 2007?

A: Delaware Diversified Income Fund returned 8.22% at net asset value and 3.35% at its maximum offer price (both figures are for Class A shares and reflect all distributions reinvested). For complete annualized performance for Delaware Diversified Income Fund, please see the table on page 4. By comparison, the Fund’s benchmark — the Lehman U.S. Aggregate Index —returned 5.38%, and its peer group, as measured by the Lipper Multi-Sector Income Funds, averaged 6.49% returns (source: Lipper).

Q: What factors influenced the Fund’s performance?

A: The Fund allocates its investments among the U.S. investment grade sector, the U.S. high yield sector, and foreign bonds in both established and emerging markets.

Risk aversion during the period meant that all but the safest credits lost value as spreads widened significantly, particularly during July and August. We sought to reduce risk in the Fund, by cutting exposure to the corporate bond market, and particularly high-yield debt. We reduced CCC-rated holdings by roughly half, including a position in pay-in-kind toggle bonds, and increased investment in BB credits. We added exposure to bank loans, which are senior in the capital structure of bond issuers and generally offered lower leverage, better covenants, and yields that were on a par with BB-rated debt. In the high yield corporate area, we cut back the Fund’s investment in the retail, consumer products, and financial sectors, as the fundamental outlook for these areas weakened in our opinion. We added to defensive areas such as utilities, telecommunications, and energy.

As we sought to eliminate risk in the Fund, we increased the Fund’s allocation to the Treasury market, through the purchase of Treasury notes and Treasury futures. In doing so, we concentrated on securities with maturities of five years, which historically tend to outperform in a declining interest-rate environment.

By generally anticipating the deterioration in subprime credits, we were able to successfully pursue a strategy that

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Diversified Income Fund

included shorting the ABX Index. This index tracks credit default swaps on subprime mortgage-backed securities, and the strategy effectively allowed us to capitalize on subprime weakness to some degree.

Q: How did the Fund’s non-U.S. investments affect returns?

A: Rises in all major foreign currencies versus the U.S. dollar boosted absolute performance for U.S. dollar-based investors in the international fixed income markets.

Investments in both dollar-denominated and local-currency-denominated international fixed income helped the Fund when comparing it’s total returns to the Lehman U.S. Aggregate Index. This includes the Fund’s investments in both corporate and sovereign debt issued in foreign markets, both developed and emerging.

For the fiscal period, the universe of non-U.S. dollar bonds underperformed the Treasury market, but unhedged returns were nearly 10.5% when accounting for the decline by the U.S. dollar.

As such, the Fund’s exposure to the non-dollar sector helped to offset some of the duration and credit detriments that occurred during the period. For example, emerging-market bonds outperformed U.S. markets in U.S. dollar terms, with any local currency exposure by investors generally enhancing those returns over the period.

Q: How was the Fund positioned at the fiscal year-end?

A: The size of the liquidity and leverage-driven financial expansion over the last five years, combined with the market’s widespread global rejection of risk during July and August of 2007, has made us cautious looking forward. We have thus positioned the Fund with an expectation that there could be further market volatility over the coming quarters.

We have generally been focused on investments of higher credit quality. We believe, as always, that performance going forward will be dependant upon rigorous credit and security selection, along with diversification. In our view, the agency sector was affected somewhat unfairly in recent months by the problems occurring in the housing market. Because agency securities have been out of favor with investors, they currently have attractive yields and relatively low prices in our opinion. As such, we have begun to shift some of the Fund’s Treasury assets to the agency sector, with the idea that the sector currently has the potential to provide a yield advantage over nominal Treasurys, as well as some capital appreciation potential.

Among our international investments, we have reduced exposure to emerging-market debt and currencies, but maintain a positive outlook with regard to the “anti-dollar trade” in the near and intermediate term, both for its ability to provide diversity of interest rate exposure, and as a defensive posture in the event that further repricing of risk should occur.

2

Performance summary

Delaware Diversified Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

High yielding, noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities. Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Investing in emerging markets can be riskier than investing in well-established foreign markets.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective May 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Oct. 31, 2007	1 year	5 years	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+8.22%	+8.16%	+8.18%
Including sales charge	+3.35%	+7.17%	+7.67%

Class B (Est. Oct. 28, 2002)
Excluding sales charge	+7.43%	+7.35%	+7.52%
Including sales charge	+3.43%	+7.12%	+7.38%

Class C (Est. Oct. 28, 2002)
Excluding sales charge	+7.42%	+7.35%	+7.53%
Including sales charge	+6.42%	+7.36%	+7.53%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through Feb. 29, 2008.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Management has contracted to reimburse expenses and/or waive its management fees through Feb. 29, 2008, as described in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares are 1.00%, 1.75%, 1.75%, 1.25%, and 0.75%, respectively. Without the fee waivers, total operating expenses for Class A, B, C, R, and Institutional Class shares would have been 1.13%, 1.83%, 1.83%, 1.43%, and 0.83%, respectively.

4

The average annual total returns for the 1-year, 3-year, and lifetime (since June 2, 2003) periods ended Oct. 31, 2007, for Delaware Diversified Income Fund Class R shares were 7.95%, 5.17%, and 5.94%, respectively. Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Feb. 29, 2008.

The average annual total returns for the 1-year, 5-year, and lifetime (since Oct. 28, 2002) periods ended Oct. 31, 2007, for Delaware Diversified Income Fund Institutional Class shares were 8.48%, 8.42%, and 8.60%, respectively. Institutional Class shares were first made available Oct. 28, 2002, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of Oct. 31, 2007

Fund objective
The Fund seeks maximum long-term total return, consistent with reasonable risk.

Total Fund net assets
$2.5 billion

Number of holdings
936

Fund start date
Dec. 29, 1997

	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class B	DPBFX	246248611
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Performance of a $10,000 Investment
Average annual total returns from Dec. 29, 1997 (Fund’s inception), through Oct. 31, 2007

	Starting value (Dec. 29, 1997)	Ending value (Oct. 31, 2007)
Delaware Diversified Income Fund — Class A Shares	$9,550	$20,674
Lehman U.S. Aggregate Index	$10,000	$17,507

Chart assumes $10,000 invested by the Fund on Dec. 29, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman U.S. Aggregate Index as of Dec. 29, 1997.

The Lehman U.S. Aggregate Index measures the performance of a large group of high-quality, fixed income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses

For the period May 1, 2007 to October 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 to October 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/07 to
	5/1/07	10/31/07	Ratio	10/31/07*
Actual Fund Return
Class A	$1,000.00	$1,025.80	0.97%	$4.95
Class B	1,000.00	1,021.90	1.72%	8.77
Class C	1,000.00	1,021.90	1.72%	8.77
Class R	1,000.00	1,024.50	1.22%	6.23
Institutional Class	1,000.00	1,028.20	0.72%	3.68
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.32	0.97%	$4.94
Class B	1,000.00	1,016.53	1.72%	8.74
Class C	1,000.00	1,016.53	1.72%	8.74
Class R	1,000.00	1,019.06	1.22%	6.21
Institutional Class	1,000.00	1,021.58	0.72%	3.67

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

6

Sector/Country allocation and
credit quality breakdown

Delaware Diversified Income Fund

As of October 31, 2007

Sector and country designations may be different than the sector and country designations presented in other Fund materials.

	Percentage
Sector/Country	of Net Assets
Agency Asset-Backed Securities	0.04%
Agency Collateralized Mortgage Obligations	2.79%
Agency Mortgage-Backed Securities	10.25%
Agency Obligations	7.25%
Collateralized Debt Obligation	0.01%
Commercial Mortgage-Backed Securities	3.68%
Convertible Bonds	0.61%
Corporate Bonds	29.86%
Banking	4.48%
Basic Industries	1.44%
Brokerage	1.39%
Capital Goods	1.31%
Communications	4.76%
Consumer Cyclical	4.33%
Consumer Non-Cyclical	2.80%
Electric	1.59%
Energy	1.96%
Finance Companies	2.17%
Industrial	0.05%
Insurance	0.95%
Natural Gas	1.02%
Real Estate	0.43%
Technology	0.48%
Transportation	0.70%
Foreign Agencies	1.39%
Austria	0.21%
Germany	1.18%
Municipal Bonds	0.39%
Non-Agency Asset-Backed Securities	4.50%
Non-Agency Collateralized Mortgage Obligations	8.74%
Regional Agencies	1.21%
Regional Authorities	0.15%
Argentina	0.09%
Canada	0.06%
Senior Secured Loans	2.15%
Sovereign Agency	0.11%
Sovereign Debt	11.13%
Austria	0.71%
Brazil	1.11%
Colombia	0.14%
Finland	0.03%
France	0.55%
Germany	0.41%
Indonesia	0.71%
Japan	4.21%
Malaysia	0.48%
Mexico	0.66%
Norway	0.26%
Poland	0.41%
Republic of Korea	0.15%
Russia	0.09%
United Arabic Emirates	0.28%
United Kingdom	0.93%
Supranational Banks	3.39%
U.S. Treasury Obligations	5.11%
Common Stock	0.05%
Convertible Preferred Stock	0.33%
Preferred Stock	0.01%
Warrants	0.10%
Repurchase Agreements	10.15%
Securities Lending Collateral	13.03%
Total Value of Securities	116.43%
Obligation to Return Securities Lending Collateral	(13.03%	)
Liabilities Net of Receivables and Other Assets	(3.40%	)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	57.60%
AA	7.93%
A	7.45%
BBB	9.00%
BB	7.24%
B	8.59%
CCC	1.87%
D	0.05%
Non Rated	0.27%
Total	100.00%

7

Statement of net assets

Delaware Diversified Income Fund

October 31, 2007

		Principal	Value
		Amountº	(U.S.$)
Agency Asset-Backed Securities – 0.04%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
4.907% 9/26/33	USD	994,133	$ 994,870
•Fannie Mae Whole Loan
Series 2002-W11 AV1
5.213% 11/25/32		44,554	44,554
Total Agency Asset-Backed Securities
(cost $1,033,930)			1,039,424

Agency Collateralized Mortgage Obligations – 2.79%
Fannie Mae
Series 1990-92 C
7.00% 8/25/20		3,004	3,167
Series 1993-18 PK
6.50% 2/25/08		408	407
Series 1996-46 ZA
7.50% 11/25/26		173,576	180,893
Series 2002-90 A2
6.50% 11/25/42		434,473	446,425
Series 2003-122 AJ
4.50% 2/25/28		627,210	617,149
Series 2005-110 MB
5.50% 9/25/35		1,141,132	1,152,262
Series 2006-39 PE
5.50% 10/25/32		13,400,000	13,413,454
•Series 2006-M2 A2F
5.259% 5/25/20		305,000	299,252
•Series G-9 FA
5.775% 4/25/21		3,536	3,562
Fannie Mae Grantor Trust
Series 1999-T2 A1
7.50% 1/19/39		33,418	35,438
Series 2001-T8 A2
9.50% 7/25/41		138,183	149,005
Series 2002-T4 A3
7.50% 12/25/41		429,679	450,136
Series 2002-T19 A1
6.50% 7/25/42		278,202	287,056
Series 2004-T1 1A2
6.50% 1/25/44		183,361	187,536
Fannie Mae Interest Strip
Series 265 2 9.00% 3/1/24		24,179	26,534
Fannie Mae Whole Loan
Series 2003-W10 1A4
4.505% 6/25/43		25,000	24,656
Series 2003-W15 2A7
5.55% 8/25/43		35,000	35,569
Series 2004-W9 2A1
6.50% 2/25/44		438,424	453,748
Series 2004-W11 1A2
6.50% 5/25/44		761,897	788,828
◆FHLMC Structured Pass
Through Securities
Series T-42 A5
7.50% 2/25/42		130,944	137,157
Series T-58 2A
6.50% 9/25/43		211,460	217,239
Freddie Mac
Series 1730 Z
7.00% 5/15/24		699,757	737,873
Series 2326 ZQ
6.50% 6/15/31		1,709,108	1,789,842
Series 2549 TE
5.00% 9/15/17		8,821	8,790
Series 2552 KB
4.25% 6/15/27		512,868	510,643
Series 2557 WE
5.00% 1/15/18		3,400,000	3,339,265
Series 2662 MA
4.50% 10/15/31		1,199,241	1,186,166
Series 2694 QG
4.50% 1/15/29		1,980,000	1,938,423
Series 2872 GC
5.00% 11/15/29		1,655,000	1,629,998
Series 2890 PC
5.00% 7/15/30		1,195,000	1,176,427
Series 2915 KP
5.00% 11/15/29		2,557,000	2,520,538
Series 3005 ED
5.00% 7/15/25		2,025,000	1,917,573
Series 3022 MB
5.00% 12/15/28		1,010,000	1,005,444
Series 3063 PC
5.00% 2/15/29		2,414,000	2,405,053
Series 3113 QA
5.00% 11/15/25		4,159,386	4,157,825
Series 3128 BC
5.00% 10/15/27		11,000,000	10,900,473
Series 3131 MC
5.50% 4/15/33		2,275,000	2,282,032
Series 3154 PJ
5.50% 3/15/27		5,418,097	5,461,739
Series 3173 PE
6.00% 4/15/35		4,165,000	4,202,002
Series 3337 PB
5.50% 7/15/30		2,440,000	2,441,084
•Vendee Mortgage Trust
Series 2000-1 1A
6.812% 1/15/30		13,963	14,339
Total Agency Collateralized
Mortgage Obligations
(cost $68,504,828)			68,535,002

Agency Mortgage-Backed Securities – 10.25%
Fannie Mae
4.00% 9/1/13		13,016	12,730
5.50% 1/1/13		1,167,342	1,168,403
6.47% 6/1/09		4,472	4,536
6.50% 8/1/17		567,628	579,665
•Fannie Mae ARM
4.411% 11/1/32		3,244	3,252
4.794% 11/1/35		575,011	573,786

8

	Principal		Value
	Amountº		(U.S.$)
Agency Mortgage-Backed Securities (continued)
•Fannie Mae ARM
5.002% 6/1/34	USD	7,377	$ 7,396
5.053% 8/1/35		1,557,300	1,534,046
5.783% 8/1/34		20,852	21,068
5.963% 8/1/37		4,778,773	4,817,813
6.11% 6/1/36		20,247	20,488
6.179% 7/1/36		21,188	21,451
6.305% 7/1/36		25,104	25,467
6.327% 8/1/36		21,868	22,154
6.338% 4/1/36		9,669	9,811
6.433% 12/1/33		12,157	12,250
6.861% 11/1/24		5,006	5,035
6.884% 10/1/33		878,837	892,735
6.925% 7/1/32		1,403	1,419
Fannie Mae Balloon 7 yr
4.00% 6/1/10		94,727	92,628
4.50% 6/1/10		87,880	86,844
4.50% 12/1/10		4,348	4,297
Fannie Mae FHAVA 8.75% 8/1/09		3,269	3,327
Fannie Mae Relocation 15 yr
4.00% 9/1/20		2,689,015	2,536,285
Fannie Mae Relocation 30 yr
5.00% 11/1/33		472,442	458,200
5.00% 1/1/34		332,767	322,731
5.00% 8/1/34		422,222	409,369
5.00% 11/1/34		626,062	607,005
5.00% 4/1/35		1,361,304	1,317,974
5.00% 10/1/35		1,077,507	1,043,210
5.00% 1/1/36		2,127,945	2,060,213
Fannie Mae S.F. 15 yr
4.00% 5/1/19		14,166	13,396
5.00% 9/1/20		20,045	19,746
8.50% 2/1/10		17,233	17,775
Fannie Mae S.F. 15 yr TBA
4.50% 11/1/22		3,355,000	3,244,916
5.00% 11/1/22		8,900,000	8,760,938
5.50% 11/1/22		17,015,000	17,041,577
6.00% 11/1/22		11,160,000	11,351,818
Fannie Mae S.F. 30 yr
5.50% 3/1/29		590,263	584,468
5.50% 4/1/29		521,637	516,516
*5.50% 12/1/34		7,955,452	7,856,435
5.50% 7/1/37		39,525,504	38,949,837
6.00% 7/1/37		7,657,339	7,714,262
6.50% 11/1/36		6,561,935	6,717,161
7.00% 2/1/36		121,664	126,181
7.50% 3/1/32		67,957	71,741
7.50% 4/1/32		71,254	75,222
7.50% 10/1/34		65,202	69,020
Fannie Mae S.F. 30 yr TBA
5.00% 11/1/37		51,395,000	49,323,164
5.50% 11/1/37		29,905,000	29,465,755
6.00% 11/1/37		26,790,000	26,982,567
Fannie Mae S.F. 30 yr TBA
6.50% 11/1/37		390,000	399,141
7.00% 11/1/37		170,000	176,269
Freddie Mac
7.00% 1/1/08		10,365	10,359
7.00% 8/1/09		84	85
7.00% 2/1/14		10,147	10,472
•Freddie Mac ARM
4.932% 12/1/33		1,390,070	1,399,416
5.688% 7/1/36		2,121,771	2,147,628
5.864% 4/1/34		110,688	113,111
6.334% 2/1/37		5,621,101	5,757,666
7.208% 4/1/33		7,588	7,674
Freddie Mac Balloon 7 yr
3.00% 8/1/10		470,752	451,566
Freddie Mac Relocation 30 yr
5.00% 9/1/33		389,151	378,381
Freddie Mac S.F. 15 yr
4.00% 2/1/14		117,005	114,416
5.00% 6/1/18		2,335,155	2,309,652
5.50% 7/1/14		8,333	8,443
Freddie Mac S.F. 30 yr TBA
6.00% 11/1/37		2,540,000	2,555,876
GNMA I S.F. 15 yr
6.50% 7/15/09		6,540	6,588
GNMA I S.F. 30 yr
*7.00% 12/15/34		1,949,969	2,058,745
7.50% 10/15/30		5,401	5,712
7.50% 2/15/32		1,225	1,296
9.50% 9/15/17		8,666	9,430
10.00% 7/15/17		4,725	5,349
GNMA S.F. 30 yr TBA
5.50% 11/1/37		3,285,000	3,264,469
6.00% 11/1/37		3,285,000	3,326,063
Total Agency Mortgage-
Backed Securities
(cost $250,789,607)			252,095,890

Agency Obligations – 7.25%
Fannie Mae
*4.375% 3/15/13		13,000,000	12,816,141
*4.625% 10/15/13		8,500,000	8,457,619
*4.875% 5/18/12		12,080,000	12,224,163
*5.00% 9/15/08		3,000,000	3,020,721
*Federal Farm Credit Bank
5.125% 8/25/16		1,935,000	1,973,236
Federal Home Loan Bank System
4.25% 11/20/09		6,550,000	6,540,941
*4.50% 10/9/09		8,530,000	8,557,228
*4.875% 11/27/13		12,700,000	12,795,593
*5.375% 8/19/11		6,090,000	6,272,286
*5.50% 8/13/14		3,100,000	3,227,788

(continues)     9

Statement of net assets

Delaware Diversified Income Fund

	Principal		Value
	Amountº		(U.S.$)
Agency Obligations (continued)
^Financing Corporation Interest Strip
CPN 4.782% 4/6/12	USD	1,928,000	$ 1,598,580
CPN 4.797% 5/2/12		365,000	302,637
CPN 4.901% 10/6/12		1,608,000	1,295,408
CPN 4.948% 10/6/14		1,923,000	1,398,656
CPN 5.079% 2/8/13		500,000	396,316
CPN 5.08% 8/8/13		500,000	386,782
CPN 5.101% 10/6/11		355,000	299,892
CPN 5.101% 2/3/12		50,000	41,540
CPN 5.175% 3/26/12		880,000	729,577
CPN 5.192% 10/6/15		1,140,000	783,649
CPN 5.259% 5/30/16		385,000	255,559
CPN 1 5.093% 11/11/11		173,000	145,424
CPN 1 5.162% 5/11/12		1,000,000	829,162
CPN 1 5.283% 5/11/15		1,270,000	892,581
CPN 1 5.407% 11/11/17		2,230,000	1,364,426
CPN 4 5.213% 10/6/15		640,000	439,943
CPN 7 5.097% 8/3/13		10,000	7,740
CPN 12 5.10% 12/6/11		2,000,000	1,675,262
CPN 13 5.161% 12/27/12		300,000	239,043
CPN 13 5.208% 6/27/13		1,265,000	983,530
CPN 13 5.366% 12/27/16		1,140,000	732,499
CPN 15 4.907% 9/7/13		2,550,000	1,964,686
CPN 15 5.299% 3/7/16		2,325,000	1,562,767
CPN 17 5.352% 4/5/13		125,000	98,271
CPN 19 5.352% 6/6/13		400,000	311,806
CPN A 5.098% 8/8/15		480,000	333,088
CPN A 5.099% 2/8/15		480,000	341,609
CPN A 5.112% 2/8/14		500,000	376,295
CPN C 5.099% 5/30/15		25,000	17,523
CPN D 5.116% 9/26/11		2,200,000	1,861,090
CPN D 5.119% 9/26/10		1,900,000	1,681,914
^Financing Corporation Principal Strip
5.142% 9/26/19		860,000	475,170
CPN 19 5.074% 12/6/10		400,000	351,052
Freddie Mac
*4.50% 1/15/13		13,000,000	12,907,622
*4.50% 7/15/13		8,500,000	8,415,867
*4.625% 10/25/12		22,000,000	21,998,371
*4.75% 1/19/16		335,000	333,443
*5.25% 2/24/11		7,000,000	7,065,884
5.40% 2/2/12		6,340,000	6,405,784
5.45% 9/2/11		6,340,000	6,389,313
*5.50% 7/18/16		5,515,000	5,755,757
*^Residual Funding Principal Strip
5.175% 10/15/19		16,250,000	9,067,273
Total Agency Obligations
(cost $175,942,163)			178,398,507

@=#Collateralized Debt Obligation – 0.01%
Travelers Funding CBO
Series 1A A2 144A
6.35% 2/18/14		343,360	342,880
Total Collateralized
Debt Obligation
(cost $357,094)			342,880

Commercial Mortgage-Backed Securities – 3.68%
Bank of America Commercial
Mortgage Securities
•Series 2004-3 A5
5.316% 6/10/39		3,115,000	3,121,356
•Series 2005-6 AM
5.181% 9/10/47		1,080,000	1,050,007
•Series 2006-3 A4
5.889% 7/10/44		4,580,000	4,664,597
Series 2006-4 A4
5.634% 7/10/46		5,065,000	5,067,466
Bear Stearns Commercial
Mortgage Securities
#Series 2004-ESA E 144A
5.064% 5/14/16		1,355,000	1,364,986
•Series 2007-PW16 A4
5.713% 6/11/40		2,935,000	2,957,669
Series 2007-T28 A4
5.742% 9/11/42		6,510,000	6,539,498
Citigroup Commercial
Mortgage Trust
Series 2006-C5 A4
5.431% 10/15/49		355,000	349,694
•Series 2007-C6 A4
5.70% 12/10/49		3,630,000	3,655,439
wCommercial Mortgage
Pass Through Certificates
•#Series 2001-J1A A2 144A
6.457% 2/14/34		1,044,103	1,077,199
Series 2006-C7 A2
5.69% 6/10/46		825,000	834,463
•Credit Suisse Mortgage
Capital Certificates
Series 2006-C1 AAB
5.555% 2/15/39		470,000	470,248
#Crown Castle Towers 144A
•Series 2005-1A AFL
5.471% 6/15/35		910,000	903,029
Series 2005-1A C
5.074% 6/15/35		645,000	628,927
Series 2006-1A B
5.362% 11/15/36		1,420,000	1,395,264
•DLJ Commercial Mortgage
Series 1998-CF1 A3
6.70% 2/18/31		30,000	30,033
Series 1999-CG3 A3
7.73% 10/10/32		1,210,000	1,266,163

10

	Principal		Value
	Amountº		(U.S.$)
Commercial Mortgage-Backed Securities (continued)
First Union National Bank-
Bank of America
Commercial Mortgage Trust
Series 2001-C1 C
6.403% 3/15/33	USD	10,000	$ 10,357
First Union-Lehman Brothers-
Bank of America
Series 1998-C2 A2
6.56% 11/18/35		12,994	13,006
General Electric Capital
Commercial Mortgage
Series 2002-1A A3
6.269% 12/10/35		4,000,000	4,146,518
Goldman Sachs Mortgage
Securities II
Series 2004-GG2 A3
4.602% 8/10/38		20,000	19,856
Series 2006-GG8 A4
5.56% 11/10/39		5,220,000	5,193,671
•#Series 2006-RR2 A1 144A
5.686% 6/23/46		1,030,000	977,964
•#Series 2006-RR3 A1S 144A
5.659% 7/18/56		3,600,000	3,323,160
Greenwich Capital
Commercial Funding
Series 2007-GG9 A4
5.444% 3/10/39		4,775,000	4,701,370
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3
5.376% 7/12/37		2,655,000	2,659,694
Series 2002-C2 A2
5.05%12/12/34		2,655,000	2,622,929
Series 2003-C1 A2
4.985% 1/12/37		745,000	731,834
Series 2006-LDP9 A2
5.134% 5/15/47		4,465,000	4,319,594
•#Series 2006-RR1A A1 144A
5.455% 10/18/52		3,470,000	3,213,012
Series 2007-CB18 A4
5.44% 6/12/47		2,925,000	2,874,255
Lehman Brothers-UBS
Commercial Mortgage Trust
Series 2001-C2 A1
6.27% 6/15/20		9,309	9,344
Series 2002-C1 A4
6.462% 3/15/31		1,170,000	1,222,479
Series 2003-C8 A2
4.207% 11/15/27		60,000	59,390
Merrill Lynch Mortgage Trust
#Series 2005-GGP1 E 144A
4.33% 11/15/10		315,000	314,718
#Series 2005-GGP1 F 144A
4.35% 11/15/10		290,000	289,684
•Series 2006-C1 ASB
5.659% 5/12/39		35,000	35,261
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5 A1
4.275% 8/12/48		82,800	81,303
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A
6.12% 3/15/31		455,000	451,190
Series 2006-HQ9 A4
5.731% 7/12/44		7,500,000	7,552,881
Series 2007-IQ14 A4
5.692% 4/15/49		1,400,000	1,397,220
Series 2007-T27 A4
5.651% 6/11/42		2,485,000	2,496,718
•#Morgan Stanley Dean
Witter Capital I
Series 2001-TOP1 E 144A
7.331% 2/15/33		185,000	186,177
#SBA Commercial Mortgage
Securities Trust
Series 2006-1A B 144A
5.451% 11/15/36		55,000	54,323
#Tower 144A
Series 2004-2A A
4.232% 12/15/14		740,000	724,423
Series 2006-1 B
5.588% 2/15/36		605,000	600,251
Series 2006-1 C
5.707% 2/15/36		910,000	906,660
Wachovia Bank Commercial
Mortgage Trust
•Series 2005-C20 A5
5.087% 7/15/42		15,000	14,855
Series 2006-C28 A2
5.50% 10/15/48		1,855,000	1,861,515
Series 2007-C30 A3
5.246% 12/15/43		2,115,000	2,097,201
Total Commercial Mortgage-
Backed Securities
(cost $92,130,027)			90,538,851

Convertible Bonds – 0.61%
*Advanced Micro Devices 6.00%
5/1/15 exercise price $28.08,
expiration date 5/1/15		5,190,000	4,625,587
Electronic Data Systems 3.875%
7/15/23 exercise price $34.14,
expiration date 7/15/23		3,755,000	3,778,469
‡Mirant (Escrow) 2.50%
6/15/21 exercise price $67.95,
expiration date 6/15/21		695,000	—
*•U.S. Bancorp 3.838%
9/20/36 exercise price $38.28,
expiration date 9/20/36		2,600,000	2,590,900

(continues)     11

Statement of net assets

Delaware Diversified Income Fund

	Principal		Value
	Amountº		(U.S.$)
Convertible Bonds (continued)
*•Wyeth 4.886% 1/15/24
exercise price $60.39,
expiration date 7/20/09	USD	3,600,000	$ 3,860,136
Total Convertible Bonds
(cost $14,445,144)			14,855,092

Corporate Bonds – 29.86%
Banking – 4.48%
#ABH Financial 144A
8.20% 6/25/12		1,645,000	1,574,923
American Express
Centurion Bank
5.55% 10/17/12		10,300,000	10,410,694
•BAC Capital Trust XV
6.38% 6/1/56		3,135,000	2,936,990
*•Banco Macro 9.75% 12/18/36		2,860,000	2,473,900
•#Banco Mercantil 144A
6.862% 10/13/21		4,005,000	4,071,884
BanColombia 6.875% 5/25/17		2,550,000	2,484,975
#Bank of Moscow 144A
7.335% 5/13/13		7,594,000	7,513,504
Bank One 5.90% 11/15/11		795,000	813,659
•Capital One FSB 5.803% 3/13/09		3,825,000	3,780,014
*#CenterCredit International 144A
8.625% 1/30/14		1,130,000	988,750
Citigroup
5.00% 9/15/14		2,225,000	2,162,756
5.875% 5/29/37		2,385,000	2,272,671
^Dresdner Bank 6.04% 1/24/08		12,473,000	12,987,512
*#HBOS Treasury Services 144A
5.25% 2/21/17		4,500,000	4,523,913
HSBC Holdings 6.50% 9/15/37		3,165,000	3,146,048
#HSBK Europe 144A
7.25% 5/3/17		1,170,000	1,098,981
JPMorgan Chase Capital XXV
6.80% 10/1/37		8,066,000	8,082,769
#Kazkommerts
International 144A
8.00% 11/3/15		1,195,000	1,069,525
#Northern Rock 144A
5.625% 6/22/17		2,360,000	2,391,515
•6.594% 6/29/49		2,725,000	2,183,635
•#PNC Preferred Funding
Trust I 144A
6.113% 3/29/49		2,100,000	2,019,975
Popular North America
4.25% 4/1/08		1,075,000	1,070,534
•5.643% 4/6/09		1,080,000	1,085,862
Popular North America
Capital Trust I
6.564% 9/15/34		760,000	656,180
Privatbank 8.00% 2/6/12		345,000	318,642
#Privatbank 144A
8.00% 2/6/12		2,285,000	2,110,426
•Resona Bank
4.125% 9/29/49	EUR	1,591,000	2,135,786
#Russian Agricultural Bank 144A
6.299% 5/15/17	USD	2,920,000	2,773,708
#Russian Standard Bank 144A
8.625% 5/5/11		665,000	628,638
Silicon Valley Bank
5.70% 6/1/12		2,360,000	2,363,151
#TuranAlem Finance 144A
7.75% 4/25/13		1,437,000	1,286,115
US Bank 5.70% 12/15/08		1,275,000	1,281,277
•#Vneshtorgbank 144A
5.956% 8/1/08		315,000	312,244
•VTB 24 Capital
6.54% 12/7/09		1,340,000	1,319,493
Wells Fargo
5.25% 10/23/12		3,670,000	3,681,168
WM Covered Bond Program
3.875% 9/27/11	EUR	7,173,000	10,084,757
			110,096,574
Basic Industries – 1.44%
AK Steel 7.75% 6/15/12	USD	1,000,000	1,025,000
Bowater 9.00% 8/1/09		510,000	502,350
#Evraz Group 144A
8.25% 11/10/15		1,455,000	1,478,644
Foundation Pennsylvania Coal
7.25% 8/1/14		1,235,000	1,219,563
Georgia-Pacific
7.70% 6/15/15		745,000	737,550
8.875% 5/15/31		175,000	175,875
9.50% 12/1/11		1,145,000	1,213,700
#GTL Trade Finance 144A
7.25% 10/20/17		2,468,000	2,503,835
#Ineos Group Holdings 144A
8.50% 2/15/16		760,000	725,800
Ispat Inland 9.75% 4/1/14		246,000	267,880
Lubrizol 4.625% 10/1/09		2,240,000	2,222,958
Lyondell Chemical
8.00% 9/15/14		1,400,000	1,557,500
8.25% 9/15/16		475,000	545,063
10.50% 6/1/13		175,000	189,438
*#MacDermid 144A
9.50% 4/15/17		2,055,000	1,972,800
Massey Energy
6.625% 11/15/10		490,000	480,200
6.875% 12/15/13		945,000	897,750
Norske Skog Canada
8.625% 6/15/11		1,625,000	1,291,875
#Norske Skogindustrier 144A
7.125% 10/15/33		1,735,000	1,513,296

12

	Principal		Value
	Amountº		(U.S.$)
Corporate Bonds (continued)
Basic Industry (continued)
Potlatch 13.00% 12/1/09	USD	1,962,000	$ 2,214,517
*Rohm & Haas 5.60% 3/15/13		2,726,000	2,729,975
•Ryerson 12.574% 11/1/14		735,000	753,375
Smurfit-Stone
Container Enterprises
8.00% 3/15/17		875,000	873,906
#Steel Dynamics 144A
6.75% 4/1/15		850,000	818,125
7.375% 11/1/12		365,000	366,825
#Stora Enso 144A
7.25% 4/15/36		1,395,000	1,414,678
Tube City IMS
9.75% 2/1/15		435,000	429,563
Vale Overseas 6.875% 11/21/36		3,938,000	4,113,409
Verso Paper Holdings
9.125% 8/1/14		680,000	705,500
Witco 6.875% 2/1/26		740,000	611,425
			35,552,375
Brokerage – 1.39%
AMVESCAP 4.50% 12/15/09		1,805,000	1,781,373
Bear Stearns
•5.494% 7/16/09		3,213,000	3,179,511
5.85% 7/19/10		2,165,000	2,176,379
E Trade Financial 8.00%
6/15/11		1,075,000	1,026,625
Goldman Sachs Group
6.75% 10/1/37		10,885,000	10,961,129
Jefferies Group 6.45% 6/8/27		2,700,000	2,546,848
JPMorgan Chase 5.75% 1/2/13		3,948,000	4,022,498
LaBranche
*9.50% 5/15/09		3,080,000	3,141,600
11.00% 5/15/12		1,430,000	1,422,850
Lazard Group 6.85% 6/15/17		730,000	722,615
•Lehman Brothers UK
Capital Funding II
3.875% 2/28/49	EUR	1,500,000	2,043,928
Ukrsotsbank 8.00% 2/22/10	USD	1,160,000	1,157,164
			34,182,520
Capital Goods – 1.31%
Allied Waste North America
*7.375% 4/15/14		945,000	959,175
7.875% 4/15/13		1,255,000	1,298,925
Berry Plastics Holding
8.875% 9/15/14		1,195,000	1,230,850
Casella Waste Systems
9.75% 2/1/13		2,245,000	2,301,125
Caterpillar 6.05% 8/15/36		545,000	556,579
CPG International I
10.50% 7/1/13		1,525,000	1,532,625
Geo Subordinate
11.00% 5/15/12		720,000	741,600
*Graham Packaging
9.875% 10/15/14		1,225,000	1,218,875
Graphic Packaging International
8.50% 8/15/11		995,000	1,014,900
*Greenbrier 8.375% 5/15/15		335,000	332,906
#Hawker Beechcraft
Acquisition 144A
9.75% 4/1/17		1,480,000	1,509,600
Hexion US Finance
9.75% 11/15/14		1,310,000	1,444,275
Interface 10.375% 2/1/10		3,195,000	3,402,674
Intertape Polymer 8.50% 8/1/14		1,330,000	1,243,550
KB Home 8.625% 12/15/08		630,000	623,700
Koppers Industries
9.875% 10/15/13		640,000	680,000
•Masco 6.004% 3/12/10		1,030,000	1,012,376
•NXP BV/NXP Funding
7.993% 10/15/13		670,000	637,338
#Penhall International 144A
12.00% 8/1/14		615,000	631,913
Rental Services 9.50% 12/1/14		2,575,000	2,488,094
#Siemens Finance 144A
6.125% 8/17/26		1,075,000	1,088,324
#Tyco Electronics Group 144A
6.55% 10/1/17		875,000	894,492
Vitro 9.125% 2/1/17		5,385,000	5,344,612
			32,188,508
Communications – 4.76%
America Movil 6.375% 3/1/35		885,000	913,763
American Tower
7.125% 10/15/12		1,700,000	1,751,000
*#American Tower 144A
7.00% 10/15/17		785,000	806,588
*AT&T 8.00% 11/15/31		527,000	656,046
AT&T Wireless 8.125% 5/1/12		6,085,000	6,792,745
BellSouth 4.20% 9/15/09		605,000	596,995
#Broadview Networks
Holdings 144A
11.375% 9/1/12		585,000	623,025
#C&M Finance 144A
8.10% 2/1/16		1,370,000	1,346,025
*CCH I Holdings
13.50% 1/15/14		3,890,000	3,617,700
•Centennial Communications
10.981% 1/1/13		1,815,000	1,878,525
Charter Communications Holdings
13.50% 1/15/11		4,450,000	4,416,624
Citizens Communications
7.125% 3/15/19		1,360,000	1,346,400
Comcast
•5.543% 7/14/09		1,240,000	1,235,527
6.30% 11/15/17		4,030,000	4,164,786
6.95% 8/15/37		2,005,000	2,152,600
Cricket Communications
9.375% 11/1/14		1,375,000	1,371,563
Dex Media West
9.875% 8/15/13		1,864,000	1,996,810

(continues)     13

Statement of net assets

Delaware Diversified Income Fund

	Principal		Value
	Amountº		(U.S.$)
Corporate Bonds (continued)
Communications (continued)
#Digicel 144A 9.25% 9/1/12	USD	1,615,000	$ 1,663,450
*#Digicel Group 144A
8.875% 1/15/15		3,179,000	2,976,498
Donnelley (R.H.)
8.875% 1/15/16		1,030,000	1,035,150
#Donnelley (R.H.) 144A
8.875% 10/15/17		1,195,000	1,200,975
Grupo Televisa
8.49% 5/11/37	MXN	53,600,000	4,978,736
•#Hellas Telecommunications
Luxembourg II 144A
10.993% 1/15/15	USD	1,265,000	1,258,675
Hughes Network
Systems/Finance
9.50% 4/15/14		1,910,000	1,969,688
Idearc 8.00% 11/15/16		2,485,000	2,503,638
Insight Communications
12.25% 2/15/11		425,000	440,938
Insight Midwest 9.75% 10/1/09		495,000	496,856
Intelsat Bermuda
11.25% 6/15/16		1,270,000	1,371,600
#Lamar Media 144A
6.625% 8/15/15		495,000	476,438
#LBI Media 144A 8.50% 8/1/17		950,000	964,250
Level 3 Financing
9.25% 11/1/14		3,490,000	3,306,775
Lucent Technologies
6.45% 3/15/29		1,255,000	1,054,200
Mediacom Capital
9.50% 1/15/13		2,635,000	2,648,175
#MetroPCS Wireless 144A
9.25% 11/1/14		3,335,000	3,326,663
•#Nortel Networks 144A
9.493% 7/15/11		1,505,000	1,493,713
NTL Cable 9.125% 8/15/16		1,510,000	1,600,600
#Pakistan Mobile
Communications 144A
8.625% 11/13/13		3,651,000	3,559,725
#Quebecor Media 144A
7.75% 3/15/16		1,325,000	1,285,250
Qwest 7.50% 10/1/14		1,635,000	1,714,706
Qwest Capital Funding
7.25% 2/15/11		1,430,000	1,444,300
Rural Cellular
9.875% 2/1/10		1,390,000	1,456,025
•11.106% 11/1/12		550,000	563,750
Sprint Capital 7.625% 1/30/11		1,555,000	1,643,674
•Sprint Nextel 5.598% 6/28/10		1,550,000	1,546,285
Telecom Italia Capital
4.00% 1/15/10		3,335,000	3,260,623
•5.819% 7/18/11		1,415,000	1,415,291
Telefonica Emisiones
5.984% 6/20/11		1,005,000	1,031,090
TELUS 4.95% 3/15/17	CAD	2,400,000	2,348,623
*THOMSON 5.70% 10/1/14	USD	3,945,000	3,946,097
#Time Warner Cable 144A
5.40% 7/2/12		5,520,000	5,511,262
Time Warner Telecom Holdings
9.25% 2/15/14		1,060,000	1,106,375
Triton PCS 8.50% 6/1/13		2,490,000	2,623,838
#True Move 144A
10.75% 12/16/13		2,580,000	2,663,850
*#Univision Communications
PIK 144A
9.75% 3/15/15		1,405,000	1,383,925
Viacom
5.75% 4/30/11		875,000	884,135
•6.044% 6/16/09		1,140,000	1,136,562
6.125% 10/5/17		1,005,000	1,007,229
Vimpel Communications
8.25% 5/23/16		1,595,000	1,656,806
#Vimpel Communications 144A
8.00% 2/11/10		1,955,000	2,013,258
8.25% 5/23/16		200,000	207,500
Windstream 8.125% 8/1/13		1,240,000	1,317,500
			117,161,419
Consumer Cyclical – 4.33%
*#Allison Transmission 144A
11.00% 11/1/15		800,000	819,000
Carrols 9.00% 1/15/13		1,465,000	1,406,400
Corrections Corporation
of America
7.50% 5/1/11		785,000	798,738
CVS Caremark
4.875% 9/15/14		1,160,000	1,112,396
5.75% 6/1/17		2,515,000	2,506,635
•DaimlerChrysler Holding
5.809% 8/3/09		2,995,000	2,999,028
Darden Restaurants
6.20% 10/15/17		2,805,000	2,853,799
Federated Retail Holdings
5.90% 12/1/16		2,135,000	2,041,775
Ford Motor
7.45% 7/16/31		2,430,000	1,931,850
7.70% 5/15/97		700,000	521,500
Ford Motor Credit
5.75% 1/12/09	EUR	3,300,000	4,633,637
7.375% 10/28/09	USD	1,550,000	1,495,575
7.80% 6/1/12		1,675,000	1,575,257
•7.993% 1/13/12		2,470,000	2,288,672
*8.00% 12/15/16		845,000	783,519
9.75% 9/15/10		1,745,000	1,738,749
#Galaxy Entertainment
Finance 144A
9.875% 12/15/12		3,111,000	3,352,103
Gaylord Entertainment
8.00% 11/15/13		2,450,000	2,505,125

14

	Principal		Value
	Amountº		(U.S.$)
Corporate Bonds (continued)
Consumer Cyclical (continued)
*General Motors
6.375% 5/1/08	USD	2,170,000	$ 2,159,150
8.375% 7/15/33		7,105,000	6,501,075
Global Cash Access/Finance
8.75% 3/15/12		875,000	910,000
GMAC
*4.375% 12/10/07		5,285,000	5,276,703
4.75% 9/14/09	EUR	3,138,000	4,206,124
5.375% 6/6/11	EUR	2,330,000	2,949,499
•6.808% 5/15/09	USD	7,980,000	7,510,935
6.875% 9/15/11		8,195,000	7,558,813
6.875% 8/28/12		1,820,000	1,642,341
*Harrah’s Operating
6.50% 6/1/16		2,030,000	1,611,239
Lear 8.75% 12/1/16		2,855,000	2,755,075
Majestic Star Casino
9.50% 10/15/10		3,250,000	3,217,500
Mandalay Resort Group
9.375% 2/15/10		700,000	738,500
9.50% 8/1/08		1,575,000	1,622,250
McDonald’s 6.30% 10/15/37		3,165,000	3,240,476
Neiman Marcus Group PIK
9.00% 10/15/15		1,700,000	1,802,000
NPC International
9.50% 5/1/14		2,145,000	2,016,300
Penney (J.C.) 7.375% 8/15/08		1,930,000	1,960,780
#Pokagon Gaming
Authority 144A
10.375% 6/15/14		1,155,000	1,282,050
Procter & Gamble
2.00% 6/21/10	JPY	382,000,000	3,391,105
*Starwood Hotels &
Resorts Worldwide
6.25% 2/15/13	USD	264,000	265,179
Station Casinos 6.625% 3/15/18		2,080,000	1,658,800
Target 6.50% 10/15/37		2,170,000	2,205,835
Toyota Motor Credit
1.30% 3/16/12	JPY	120,000,000	1,047,218
#TRW Automotive 144A
7.00% 3/15/14	USD	650,000	637,000
*7.25% 3/15/17		150,000	146,813
Wheeling Island Gaming
10.125% 12/15/09		2,850,000	2,857,125
			106,533,643
Consumer Non-Cyclical – 2.80%
#AmBev International
Finance 144A
9.50% 7/24/17	BRL	4,634,000	2,409,637
American Achievement
8.25% 4/1/12	USD	340,000	341,700
AmerisourceBergen
5.875% 9/15/15		1,510,000	1,502,100
#Amgen 144A
5.85% 6/1/17		1,335,000	1,335,414
6.375% 6/1/37		3,643,000	3,696,416
Aramark
8.50% 2/1/15		1,063,000	1,081,603
•8.856% 2/1/15		470,000	474,700
#Cerveceria Nacional
Dominicana 144A
8.00% 3/27/14		1,087,000	1,125,045
Clorox 5.45% 10/15/12		1,705,000	1,708,925
Coca-Cola 5.35% 11/15/17		2,885,000	2,870,529
#Community Health
Systems 144A
8.875% 7/15/15		3,255,000	3,311,963
*Constellation Brands
8.125% 1/15/12		1,445,000	1,477,513
Cott Beverages
8.00% 12/15/11		1,375,000	1,337,188
#Covidien International
Finance 144A
6.55% 10/15/37		3,080,000	3,148,148
CRC Health 10.75% 2/1/16		3,625,000	3,860,624
Diageo Capital
5.20% 1/30/13		3,000,000	2,988,984
5.75% 10/23/17		2,535,000	2,526,579
#Erac Usa Finance 144A
7.00% 10/15/37		7,843,000	7,741,856
#HCA 144A 9.125% 11/15/14		520,000	539,500
#HCA PIK 144A
9.625% 11/15/16		3,180,000	3,370,800
Health Net 6.375% 6/1/17		125,000	124,088
*HealthSouth 10.75% 6/15/16		3,110,000	3,296,600
Kraft Foods 4.125% 11/12/09		30,000	29,544
#Miller Brewing 144A
4.25% 8/15/08		685,000	680,312
National Beef Packing
10.50% 8/1/11		1,205,000	1,217,050
Omnicare 6.875% 12/15/15		675,000	651,375
*Pilgrim’s Pride 8.375% 5/1/17		3,425,000	3,467,812
Safeway 6.35% 8/15/17		1,700,000	1,763,075
#Seminole Indian
Tribe of Florida 144A
7.804% 10/1/20		840,000	858,497
#Universal Hospital PIK 144A
8.50% 6/1/15		1,350,000	1,380,375
US Oncology 9.00% 8/15/12		555,000	559,163
UST 6.625% 7/15/12		1,475,000	1,559,214
Wyeth 5.50% 2/1/14		6,530,000	6,556,537
			68,992,866
Electric – 1.59%
*AES 7.75% 3/1/14		740,000	743,700
#AES 144A 8.00% 10/15/17		820,000	831,275

(continues)     15

Statement of net assets

Delaware Diversified Income Fund

	Principal		Value
	Amountº		(U.S.$)
Corporate Bonds (continued)
Electric (continued)
•‡#Calpine 144A 8.496% 7/15/09	USD	1,168,113	$ 1,238,199
Commonwealth Edison
6.15% 9/15/17		2,405,000	2,459,358
Dominion Resources
5.687% 5/15/08		1,560,000	1,561,895
Duquense Light Holdings
5.50% 8/15/15		3,125,000	2,973,903
Elwood Energy 8.159% 7/5/26		1,646,578	1,695,677
FPL Group Capital
5.625% 9/1/11		975,000	992,935
•6.65% 6/15/67		715,000	709,239
ISA Capital do Brasil
7.875% 1/30/12		685,000	703,838
8.80% 1/30/17		200,000	208,500
#ISA Capital do Brasil 144A
7.875% 1/30/12		3,235,000	3,323,962
8.80% 1/30/17		1,715,000	1,787,888
Midamerican Energy Holdings
5.95% 5/15/37		3,120,000	3,001,393
Midamerican Funding
6.75% 3/1/11		40,000	41,576
Midwest Generation
8.30% 7/2/09		1,003,963	1,027,807
Mirant Americas Generation
8.30% 5/1/11		1,600,000	1,626,000
Mirant North America
7.375% 12/31/13		1,300,000	1,324,375
NRG Energy 7.375% 2/1/16		2,355,000	2,355,000
Orion Power Holdings
12.00% 5/1/10		1,800,000	1,998,000
Pepco Holdings
6.125% 6/1/17		1,840,000	1,870,656
•6.246% 6/1/10		1,075,000	1,072,238
#Power Contract Financing 144A
6.256% 2/1/10		498,741	506,569
PSEG Energy Holdings
8.625% 2/15/08		12,000	12,133
PSEG Power 5.50% 12/1/15		1,680,000	1,650,550
Rede Empresas de
Energia Electrica
11.125% 4/29/49		183,000	183,458
#Rede Empresas de
Energia Electrica 144A
11.125% 4/2/49		3,220,000	3,228,050
TECO Energy 7.20% 5/1/11		40,000	41,930
			39,170,104
Energy – 1.96%
Apache 5.25% 4/15/13		905,000	907,572
#Canadian Oil Sands 144A
4.80% 8/10/09		515,000	511,531
Chesapeake Energy
6.375% 6/15/15		125,000	121,875
6.625% 1/15/16		1,325,000	1,305,125
Compton Petroleum Finance
7.625% 12/1/13		2,570,000	2,473,625
*Devon Energy 7.95% 4/15/32		430,000	527,514
#Energy Partners 144A
9.75% 4/15/14		1,335,000	1,328,325
Geophysique-Veritas
7.50% 5/15/15		285,000	292,125
7.75% 5/15/17		1,085,000	1,122,975
#Hilcorp Energy I 144A
7.75% 11/1/15		840,000	830,550
*9.00% 6/1/16		1,500,000	1,563,750
Husky Energy 6.80% 9/15/37		1,460,000	1,534,571
#Lukoil International
Finance 144A
6.356% 6/7/17		2,265,000	2,185,725
Mariner Energy 8.00% 5/15/17		1,205,000	1,195,963
#OPTI Canada 144A
7.875% 12/15/14		750,000	748,125
8.25% 12/15/14		250,000	251,875
Petrobras International Finance
5.875% 3/1/18		3,470,000	3,426,624
PetroHawk Energy
9.125% 7/15/13		1,810,000	1,929,913
Plains Exploration & Production
7.00% 3/15/17		1,145,000	1,093,475
#Ras Laffan Liquefied
Natural Gas III 144A
5.832% 9/30/16		1,285,000	1,291,356
5.838% 9/30/27		1,475,000	1,389,956
Seitel 9.75% 2/15/14		1,809,000	1,686,893
Siberian Oil 10.75% 1/15/09		70,000	74,018
#Stallion Oilfield Services 144A
9.75% 2/1/15		950,000	902,500
Suncor Energy 6.50% 6/15/38		4,505,000	4,731,772
#Taqa Abu Dhabi 144A
6.165% 10/25/17		2,587,000	2,585,222
#TNK-BP Finance 144A
6.625% 3/20/17		5,250,000	4,810,312
TransCanada Pipelines
6.20% 10/15/37		2,010,000	2,022,759
•6.35% 5/15/67		1,250,000	1,211,498
Tyumen Oil 11.00% 11/6/07		65,000	65,325
Whiting Petroleum
7.25% 5/1/13		870,000	859,125
Williams 7.50% 1/15/31		1,965,000	2,082,900
XTO Energy 6.25% 8/1/17		1,205,000	1,251,564
			48,316,438
Finance Companies – 2.17%
#Algoma Acquisition 144A
9.875% 6/15/15		675,000	600,750
•American Express
6.80% 9/1/66		3,320,000	3,409,414

16

	Principal		Value
	Amountº		(U.S.$)
Corporate Bonds (continued)
Finance Companies (continued)
#Capmark Financial Group 144A
5.875% 5/10/12	USD	2,000,000	$ 1,797,254
6.30% 5/10/17		4,380,000	3,587,982
FTI Consulting 7.625% 6/15/13		2,325,000	2,406,375
General Electric Capital
•5.02% 2/2/11	NOK	22,500,000	4,146,270
5.125% 1/28/14	SEK	18,000,000	2,816,465
5.625% 9/15/17	USD	2,635,000	2,665,679
General Electric Capital
UK Funding
4.625% 1/18/16	GBP	1,483,000	2,810,220
•HSBC Financial
4.919% 4/24/10	CAD	2,128,000	2,233,121
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65	USD	1,975,000	1,941,089
International Lease Finance
5.35% 3/1/12		2,330,000	2,314,291
5.875% 5/1/13		1,305,000	1,323,895
Leucadia National
8.125% 9/15/15		1,405,000	1,424,319
#Nuveen Investments 144A
10.50% 11/15/15		1,220,000	1,220,000
•Residential Capital
•6.224% 6/9/08		461,000	413,171
7.125% 11/21/08		2,885,000	2,431,166
7.375% 5/17/13	GBP	1,875,000	2,748,310
•8.30% 11/21/08	USD	960,000	810,000
SLM 5.375% 1/15/13		7,337,000	6,620,756
Washington Mutual
5.25% 9/15/17		1,565,000	1,362,522
5.50% 8/24/11		1,605,000	1,582,970
•#Washington Mutual Preferred
Funding II 144A
6.895% 12/31/49		2,200,000	1,673,569
•#Xstrata Finance 144A
5.85% 11/13/09		920,000	917,349
			53,256,937
Industrial – 0.05%
#Mobile Services Group 144A
9.75% 8/1/14		1,125,000	1,136,250
			1,136,250
Insurance – 0.95%
Berkshire Hathaway Finance
4.85% 1/15/15		1,945,000	1,887,300
#HUB International
Holdings 144A
10.25% 6/15/15		750,000	697,500
#Max USA Holdings 144A
7.20% 4/14/17		2,225,000	2,183,931
#Metropolitan Life Global
Funding I 144A
4.25% 7/30/09		1,394,000	1,378,405
Montpelier Re Holdings
6.125% 8/15/13		595,000	593,266
#Nippon Life Insurance 144A
4.875% 8/9/10		2,150,000	2,135,505
*#Sul America Participacoes 144A
8.625% 2/15/12		1,150,000	1,204,625
w•#Twin Reefs Pass
Through Trust 144A
6.12% 12/31/49		1,800,000	1,552,842
Unitrin 6.00% 5/15/17		2,325,000	2,284,117
Unum Group 5.859% 5/15/09		910,000	917,354
#USI Holdings 144A
9.75% 5/15/15		1,325,000	1,175,938
WellPoint
5.00% 1/15/11		3,150,000	3,136,605
5.00% 12/15/14		2,494,000	2,401,782
•#White Mountains
Re Group 144A
7.506% 5/29/49		1,865,000	1,768,870
			23,318,040
Natural Gas – 1.02%
AmeriGas Partners
7.125% 5/20/16		835,000	820,388
CenterPoint Energy Resources
6.125% 11/1/17		680,000	683,067
#Dynergy Holdings 144A
7.75% 6/1/19		3,470,000	3,274,813
El Paso
6.875% 6/15/14		1,205,000	1,213,181
7.00% 6/15/17		1,055,000	1,062,429
#El Paso Performance-Linked
Trust 144A
7.75% 7/15/11		1,000,000	1,036,018
Enterprise Products Operating
4.625% 10/15/09		1,290,000	1,279,907
5.60% 10/15/14		2,150,000	2,129,160
•8.375% 8/1/66		1,565,000	1,631,599
Ferrellgas Finance Escrow
6.75% 5/1/14		580,000	574,200
Inergy Finance
6.875% 12/15/14		525,000	517,125
8.25% 3/1/16		400,000	420,000
Kinder Morgan Energy Partners
5.125% 11/15/14		2,065,000	1,988,605
Kinder Morgan Finance
5.35% 1/5/11		1,870,000	1,836,095
ONEOK 5.51% 2/16/08		1,295,000	1,294,486
Regency Energy Partners
8.375% 12/15/13		1,266,000	1,338,795
Valero Energy 6.625% 6/15/37		2,560,000	2,644,483
Valero Logistics Operations
6.05% 3/15/13		1,220,000	1,230,083
			24,974,434

(continues)     17

Statement of net assets

Delaware Diversified Income Fund

		Principal	Value
		Amountº	(U.S.$)
Corporate Bonds (continued)
Real Estate – 0.43%
BF Saul REIT 7.50% 3/1/14	USD	1,964,000	$ 1,919,810
Host Marriott 7.125% 11/1/13		1,210,000	1,234,200
iStar Financial
5.15% 3/1/12		1,130,000	1,032,396
5.875% 3/15/16		1,900,000	1,685,135
Regency Centers
5.875% 6/15/17		1,505,000	1,467,330
Rouse 7.20% 9/15/12		1,000,000	1,010,064
•#USB Realty 144A
6.091% 12/22/49		2,400,000	2,327,349
			10,676,284
Technology – 0.48%
Freescale Semiconductor
8.875% 12/15/14		1,410,000	1,341,263
International Business
Machines
4.00% 11/11/11	EUR	2,700,000	3,810,236
*MagnaChip Semiconductor
8.00% 12/15/14	USD	1,185,000	894,675
Sungard Data Systems
9.125% 8/15/13		660,000	676,500
*10.25% 8/15/15		1,335,000	1,398,413
Xerox 5.50% 5/15/12		3,640,000	3,644,688
			11,765,775
Transportation – 0.70%
Continental Airlines
6.503% 6/15/11		1,725,000	1,735,781
#Erac USA Finance 144A
5.30% 11/15/08		100,000	99,198
Hertz 8.875% 1/1/14		2,515,000	2,603,025
Kansas City Southern de Mexico
9.375% 5/1/12		2,650,000	2,822,250
Kansas City
Southern Railway
9.50% 10/1/08		1,100,000	1,130,250
‡Northwest Airlines
10.00% 2/1/09		425,000	20,188
Red Arrow
International Leasing
8.375% 3/31/12	RUB	203,458,148	8,399,176
Seabulk International
9.50% 8/15/13	USD	415,000	444,050
			17,253,918
Total Corporate Bonds
(cost $736,012,393)			734,576,085

Foreign Agencies – 1.39%Δ
Austria – 0.21%
Oesterreichische
Kontrollbank
1.80% 3/22/10	JPY	591,000,000	5,231,605
			5,231,605
Germany – 1.18%
KFW
*1.75% 3/23/10	JPY	306,000,000	2,705,681
3.50% 7/4/21	EUR	6,530,000	8,454,349
4.125% 7/4/17	EUR	10,569,000	14,954,106
Rentenbank 1.375%
4/25/13	JPY	313,000,000	2,733,450
			28,847,586
Total Foreign Agencies
(cost $32,877,032)			34,079,191

Municipal Bonds – 0.39%
Augusta, Georgia Water &
Sewer Revenue
5.25% 10/1/39 (FSA)	USD	925,000	966,422
Buckeye, Ohio Tobacco
Settlement Financing
Authority Revenue
Series A-2
5.875% 6/1/47		2,780,000	2,698,907
California State
5.00% 2/1/33		75,000	75,759
§5.00% 2/1/33-14		80,000	86,703
California State University
Systemwide Revenue
5.00% 11/1/30 (AMBAC)		385,000	398,999
Illinois State Taxable Pension
5.10% 6/1/33		315,000	299,408
Massachusetts Health &
Education Facilities
Authority Revenue
Series A
5.00% 7/15/36		1,195,000	1,237,793
New Jersey Economic
Development Authority
Revenue (Cigarette Tax)
5.75% 6/15/29		335,000	351,207
New York State Urban
Development
Series A-1
5.25% 3/15/34 (FGIC)		445,000	465,546
Oregon State Taxable Pension
5.892% 6/1/27		305,000	319,170
West Virginia Economic
Development Authority
5.37% 7/1/20 (MBIA)		90,000	89,065
West Virginia Tobacco
Settlement Finance
Authority
7.467% 6/1/47		2,555,000	2,504,845
Total Municipal Bonds
(cost $9,488,001)			9,493,824

18

		Principal	Value
		Amountº	(U.S.$)
Non-Agency Asset-Backed Securities – 4.50%
•Bank of America
Credit Card Trust
Series 2006-A10 A10
5.071% 2/15/12	USD	28,155,000	$ 28,041,842
Capital Auto
Receivables Asset Trust
Series 2007-3 A3A
5.02% 9/15/11		5,275,000	5,289,659
Capital One Multi-Asset
Execution Trust
Series 2007-A7 A7
5.75% 7/15/20		2,740,000	2,775,620
Caterpillar Financial
Asset Trust Series
2007-A A3A
5.34% 6/25/12		1,190,000	1,201,482
#Cendant Timeshare
Receivables Funding
Series 2004-1A A1 144A
3.67% 5/20/16		80,460	78,202
•Chase Issuance Trust
Series 2007-A11 A11
5.091% 7/16/12		7,000,000	6,958,020
Citibank Credit Card
Issuance Trust
Series 2007-A3 A3
6.15% 6/15/39		5,685,000	5,760,284
•Series 2007-A6 A6
5.238% 7/12/12		31,000,000	30,802,580
•Series 2007-A7 A7
5.348% 8/20/14		3,575,000	3,592,778
CNH Equipment Trust
Series 2007-B A3A
5.40% 10/17/11		1,320,000	1,326,838
Countrywide Asset-Backed
Certificates
•Series 2006-3 2A2
5.053% 6/25/36		50,000	48,016
Series 2006-13 1AF3
5.944% 1/25/37		30,000	29,535
•Series 2006-S7 A3
5.712% 11/25/35		3,715,000	3,519,991
*Discover Card Master Trust
Series 2007-A1
5.65% 3/16/20		4,495,000	4,486,954
#Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31		4,220,000	4,256,237
•GMAC Mortgage Loan Trust
Series 2006-HE3 A2
5.75% 10/25/36		705,000	689,233
Hyundai Auto Receivables Trust
Series 2007-A A3A
5.04% 1/17/12		1,190,000	1,191,071
•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35		950,651	817,560
•Merrill Lynch Mortgage
Investors Series 2006-AR1
A2C
5.033% 3/25/37		30,000	28,282
Mid-State Trust
Series 11 A1
4.864% 7/15/38		81,115	76,029
Series 2004-1 A
6.005% 8/15/37		144,454	147,083
Series 2005-1 A
5.745% 1/15/40		786,812	743,168
#Series 2006-1 A 144A
5.787% 10/15/40		389,907	367,304
Renaissance Home Equity
Loan Trust
Series 2005-4 A2
5.399% 2/25/36		325,308	324,054
Series 2006-1 AF3
5.608% 5/25/36		25,000	24,724
•Residential Asset Securities
Series 2003-KS9 AI6
4.71% 11/25/33		31,421	30,561
Series 2006-KS3 AI3
5.043% 4/25/36		180,000	171,472
•Residential Funding
Mortgage Securities II
Series 2003-HS2 AI3
3.17% 3/25/18		1,733,203	1,709,686
RSB Bondco
Series 2007-A A2
5.72% 4/1/18		1,950,000	1,983,957
#Sail Net Interest Margin Notes
Series 2003-10A A 144A
7.50% 10/27/33		12,766	1
#Sierra Receivables Funding
Series 2003-2A A1 144A
3.03% 12/15/15		90,128	87,862
•#SLM Student Loan Trust
Series 2003-4 A5C 144A
5.854% 3/15/33		3,495,000	3,460,050
Structured Asset Securities
Series 2001-SB1 A2
3.375% 8/25/31		426,759	376,325
Series 2004-16XS A2
4.91% 8/25/34		1,248	1,243
Triad Auto Receivables
Owner Trust
Series 2006-C A4
5.31% 5/13/13		165,000	166,333
Total Non-Agency Asset-
Backed Securities
(cost $111,267,070)			110,564,036

(continues)     19

Statement of net assets

Delaware Diversified Income Fund

		Principal	Value
		Amountº	(U.S.$)
Non-Agency Collateralized Mortgage Obligations – 8.74%
•Adjustable Rate Mortgage Trust
Series 2005-10 3A11
5.416% 1/25/36	USD	3,312,336	$3,199,693
Bank of America
Alternative Loan Trust
Series 2003-10 2A1
6.00% 12/25/33		453,003	450,314
Series 2004-2 1A1
6.00% 3/25/34		358,224	356,098
Series 2004-10 1CB1
6.00% 11/25/34		819,146	827,594
Series 2005-3 2A1
5.50% 4/25/20		764,688	760,626
Series 2005-5 2CB1
6.00% 6/25/35		1,500,953	1,492,042
Series 2005-6 7A1
5.50% 7/25/20		1,783,830	1,774,354
Series 2005-9 5A1
5.50% 10/25/20		1,255,200	1,248,532
Bank of America Funding
Series 2005-8 1A1
5.50% 1/25/36		3,646,951	3,564,896
Bank of America Mortgage
Securities
•Series 2003-D 1A2
7.281% 5/25/33		2,336	2,355
•Series 2004-D 1A1
5.614% 5/25/34		14,870	14,948
Series 2005-9 2A1
4.75% 10/25/20		594,089	580,966
•Series 2005-A 1A1
4.064% 2/25/35		186,389	186,451
•Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-7 9A
4.755% 10/25/33		2,736,896	2,690,924
Series 2007-3 1A1
5.481% 5/25/47		4,432,355	4,445,100
Bear Stearns Asset-
Backed Securities
Series 2005-AC8 A5
5.50% 11/25/35		1,295,909	1,296,754
Chase Mortgage Finance
Series 2003-S8 A2
5.00% 9/25/18		993,830	964,347
Citicorp Mortgage Securities
Series 2006-3 1A4
6.00% 6/25/36		3,155,000	3,085,823
•Citigroup Mortgage Loan Trust
Series 2004-UST1 A6
5.086% 8/25/34		5,186,587	5,120,385
Series 2007-AR5 1AB
5.619% 4/25/37		4,496,456	4,479,292
Series 2007-AR8 1A3A
6.072% 8/25/37		4,047,672	4,060,220
Countrywide Alternative
Loan Trust
Series 2004-28CB 6A1
6.00% 1/25/35		2,478,190	2,463,477
•Series 2004-J7 1A2
4.673% 8/25/34		144,537	144,028
•Series 2005-63 3A1
5.89% 11/25/35		1,946,039	1,932,642
Series 2006-2CB A3
5.50% 3/25/36		1,272,093	1,268,487
wCountrywide Home Loan
Mortgage Pass Through Trust
•Series 2003-21 A1
4.077% 5/25/33		181,822	181,754
•Series 2004-HYB4 M
4.833% 9/20/34		1,307,181	1,255,300
Series 2005-23 A1
5.50% 11/25/35		6,756,750	6,604,727
Series 2006-1 A2
6.00% 3/25/36		1,515,750	1,514,803
Series 2006-1 A3
6.00% 3/25/36		468,504	465,723
Series 2006-17 A5
6.00% 12/25/36		1,757,203	1,765,696
•Series 2006-HYB3 3A1A
6.096% 5/20/36		1,744,575	1,785,818
•Series 2006-HYB4 1A2
5.641% 6/20/36		180,078	182,069
•Series 2007-HYB1 4A2
5.931% 3/25/37		4,885,357	4,901,187
Credit Suisse First Boston
Mortgage Securities
Series 2003-29 5A1
7.00% 12/25/33		110,558	113,840
Series 2004-1 3A1
7.00% 2/25/34		45,432	46,781
First Horizon Asset Securities
Series 2003-5 1A17
8.00% 7/25/33		95,270	100,684
•Series 2004-AR5 4A1
5.70% 10/25/34		427,476	423,115
•Series 2007-AR2 1A1
5.862% 8/25/37		4,938,083	4,944,255
•Series 2007-AR3 2A2
6.327% 11/25/37		7,376,052	7,403,713
•GMAC Mortgage Loan Trust
Series 2005-AR2 4A
5.183% 5/25/35		1,612,978	1,599,966
#GSMPS Mortgage Loan Trust 144A
•Series 1998-3 A
7.75% 9/19/27		107,079	113,611
•Series 1999-3 A
8.00% 8/19/29		153,035	162,603
Series 2005-RP1 1A3
8.00% 1/25/35		1,580,943	1,694,161

20

		Principal	Value
		Amountº	(U.S.$)
Non-Agency Collateralized Mortgage Obligations (continued)
#GSMPS Mortgage Loan Trust 144A
Series 2005-RP1 1A4
8.50% 1/25/35	USD	611,534	$ 659,572
Series 2006-RP1 1A2
7.50% 1/25/36		1,289,087	1,368,107
Series 2006-RP1 1A3
8.00% 1/25/36		608,685	656,696
GSR Mortgage Home Loan Trust
Series 2004-2F 9A1
6.00% 9/25/19		15,253	15,298
GSR Mortgage Loan Trust
Series 2006-1F 5A2
6.00% 2/25/36		1,008,352	1,002,366
•Series 2006-AR1 3A1
5.389% 1/25/36		1,796,325	1,792,949
•JPMorgan Mortgage Trust
Series 2004-A6 1A2
4.852% 12/25/34		1,614,738	1,598,258
Series 2005-A1 4A1
4.779% 2/25/35		845,792	832,480
Series 2005-A4 1A1
5.399% 7/25/35		1,101,389	1,098,935
Series 2005-A6 1A2
5.138% 9/25/35		2,415,000	2,340,241
Series 2005-A8 2A1
4.949% 11/25/35		6,777,092	6,738,267
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		2,531,630	2,528,421
Series 2006-1 3A3
5.50% 2/25/36		75,810	75,671
•MASTR Adjustable Rate
Mortgages Trust
Series 2003-6 1A2
5.904% 12/25/33		138,787	141,623
Series 2004-10 2A2
7.55% 10/25/34		213,193	217,859
Series 2005-6 7A1
5.328% 6/25/35		1,020,866	1,017,429
MASTR Alternative Loans Trust
Series 2003-6 3A1
8.00% 9/25/33		53,146	54,617
Series 2003-9 1A1
5.50% 12/25/18		364,536	362,600
#MASTR Reperforming
Loan Trust 144A
Series 2005-1 1A5
8.00% 8/25/34		817,901	873,435
Series 2005-2 1A4
8.00% 5/25/35		1,503,778	1,614,254
Morgan Stanley
Mortgage Loan Trust
Series 2006-2 6A
6.50% 2/25/36		813,797	818,630
Nomura Asset Acceptance
Series 2005-WF1 2A2
4.786% 3/25/35		1,890,000	1,842,279
•Series 2006-AF1 1A2
6.159% 5/25/36		1,695,000	1,683,120
Prime Mortgage Trust
Series 2004-CL1 1A1
6.00% 2/25/34		222,776	224,377
Residential Asset
Mortgage Products
Series 2004-SL1 A3
7.00% 11/25/31		135,110	137,540
Series 2004-SL4 A3
6.50% 7/25/32		529,989	544,380
Series 2005-SL1 A2
6.00% 5/25/32		943,308	962,387
•Residential Funding
Mortgage Securities I
Series 2006-SA3 3A1
6.04% 9/25/36		1,709,163	1,731,900
•Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-18 5A
5.50% 12/25/34		572,855	573,018
Series 2005-22 4A2
5.373% 12/25/35		112,862	110,023
Series 2005-3XS A2
5.123% 1/25/35		159,792	159,811
Series 2006-5 5A4
5.544% 6/25/36		266,190	265,721
Structured Asset Securities
•Series 2002-22H 1A
6.943% 11/25/32		96,604	97,740
Series 2004-5H A2
4.43% 12/25/33		462,187	460,181
Series 2004-12H 1A
6.00% 5/25/34		610,767	612,294
wWashington Mutual
Alternative Mortgage Pass
Through Certificates
Series 2005-1 5A2
6.00% 3/25/35		394,861	394,614
Series 2005-9 3CB
5.50% 10/25/20		1,982,883	1,972,350
Series 2006-5 2CB3
6.00% 7/25/36		1,547,476	1,562,508
wWashington Mutual Mortgage
Pass Through Certificates
Series 2003-S10 A2
5.00% 10/25/18		2,803,033	2,725,502
•Series 2004-AR4 A2
2.98% 6/25/34		1,585	1,583
Series 2004-CB3 1A
6.00% 10/25/34		645,214	641,384
Series 2004-CB3 4A
6.00% 10/25/19		546,784	552,423

(continues)     21

Statement of net assets

Delaware Diversified Income Fund

		Principal	Value
		Amountº	(U.S.$)
Non-Agency Collateralized Mortgage Obligations (continued)
wWashington Mutual Mortgage
Pass Through Certificates
•Series 2006-AR10 1A1
5.943% 9/25/36	USD	1,739,351	$ 1,747,661
•Series 2006-AR14 1A4
5.647% 11/25/36		167,889	167,343
•Series 2006-AR14 2A1
5.763% 11/25/36		9,507,719	9,463,830
•Series 2007-HY1 1A1
5.718% 2/25/37		233,412	233,726
•Series 2007-HY3 4A1
5.349% 3/25/37		7,056,344	7,017,846
•Series 2007-HY6 2A2
5.285% 6/25/37		5,313,974	5,226,043
•Wells Fargo Mortgage-Backed
Securities Trust
Series 2004-O A1
4.893% 8/25/34		11,624,748	11,460,888
•Series 2004-T A1
6.081% 9/25/34		611,823	612,807
Series 2005-12 1A7
5.50% 11/25/35		2,221,787	2,159,995
Series 2005-14 2A1
5.50% 12/25/35		966,930	945,175
Series 2005-17 1A1
5.50% 1/25/36		1,801,755	1,760,654
Series 2005-17 1A2
5.50% 1/25/36		2,320,442	2,255,906
Series 2005-18 1A1
5.50% 1/25/36		2,057,556	1,995,187
•Series 2005-AR16 6A4
5.00% 10/25/35		5,464,837	5,441,036
Series 2006-1 A3
5.00% 3/25/21		1,629,456	1,587,701
Series 2006-2 3A1
5.75% 3/25/36		1,771,004	1,726,638
Series 2006-3 A11
5.50% 3/25/36		6,876,000	6,542,678
Series 2006-4 2A3
5.75% 4/25/36		810,834	800,722
•Series 2006-AR4 1A1
5.857% 4/25/36		2,594,104	2,575,802
•Series 2006-AR4 2A1
5.774% 4/25/36		1,815,364	1,787,460
•Series 2006-AR5 2A1
5.533% 4/25/36		829,043	833,785
•Series 2006-AR6 7A1
5.114% 3/25/36		9,557,555	9,288,771
•Series 2006-AR10 5A1
5.597% 7/25/36		1,626,863	1,626,825
•Series 2006-AR11 A7
5.517% 8/25/36		87,932	87,439
•Series 2006-AR14 2A4
6.089% 10/25/36		1,268,429	1,285,357
•Wells Fargo Mortgage-Backed
Securities Trust
•Series 2006-AR18 2A2
5.72% 11/25/36		3,253,968	3,264,109
•Series 2006-AR19 A1
5.650% 12/25/36		3,921,731	3,919,298
Series 2007-8 2A6
6.00% 7/25/37		990,000	968,309
Series 2007-13 A7
6.00% 9/25/37		3,454,952	3,427,420
Total Non-Agency Collateralized
Mortgage Obligations
(cost $214,919,111)			214,943,408

Regional Agencies – 1.21%Δ
Australia – 1.21%
New South Wales Treasury
5.50% 3/1/17	AUD	5,430,000	4,626,739
6.00% 5/1/12	AUD	5,727,000	5,120,461
Queensland Treasury
6.00% 8/14/13	AUD	22,292,000	19,934,572
Total Regional Agencies
(cost $27,605,789)			29,681,772

Regional Authorities – 0.15%Δ
Argentina – 0.09%
*#Province of Buenos Aires 144A
9.625% 4/18/28	USD	2,325,000	2,104,125
			2,104,125
Canada – 0.06%
Ontario Province
1.875% 1/25/10	JPY	171,000,000	1,516,135
			1,516,135
Total Regional Authorities
(cost $3,849,674)			3,620,260

«Senior Secured Loans – 2.15%
Allied Waste North America
7.73% 3/28/14	USD	900,000	883,800
Aramark
7.08% 1/26/14		689,716	674,770
7.485% 1/26/14		40,284	39,411
AWAS 2nd Lien
11.44% 3/21/13		1,971,496	1,941,923
AWAS Tranche A
6.23% 3/21/13		366,115	349,640
Bausch & Lomb
8.34% 4/11/15		875,000	877,692
Building Materials
8.256% 2/22/14		887,481	807,608

22

		Principal	Value
		Amountº	(U.S.$)
«Senior Secured Loans (continued)
Cricket Communications
7.94% 6/16/13	USD	374,053	$ 370,109
Dynegy Holdings
7.65% 4/2/13		1,230,000	1,191,563
Energy Futures Holdings
7.565% 10/10/14		3,070,000	3,072,364
8.39% 10/10/14		2,575,000	2,575,000
Freescale Semiconductor
7.37% 12/1/13		652,500	626,697
Georgia Pacific Term Tranche B
7.115% 12/22/12		700,000	684,250
Goodyear Tire 7.47% 4/30/14		805,000	782,359
Healthsouth 8.62% 3/10/13		1,808,754	1,782,192
Idearc 7.35% 11/1/14		1,639,371	1,617,854
Jarden 7.67% 1/24/12		745,000	730,472
Lyondell Chemical
7.11% 8/16/13		2,376,000	2,366,650
MacDermid 7.45% 4/12/14		199,499	195,509
MetroPCS Wireless
9.70% 2/20/14		690,000	677,925
Michaels Stores
8.37% 10/11/13		1,377,915	1,319,822
NE Energy
7.87% 11/1/13		1,113,111	1,074,152
7.985% 11/1/13		74,316	71,715
‡Port Townsend
0.00% 8/15/12		945,600	945,600
Solar Capital 7.53% 2/11/13		570,000	563,032
Spirit Finance 8.36% 5/23/13		825,000	770,001
Stallion Oilfield Services
10.86% 6/12/13		2,325,000	2,290,125
Surgical Care Affiliates
8.31% 12/29/14		349,125	336,033
Talecris Biotherapeutics 2nd Lien
11.85% 12/6/14		2,085,000	2,085,000
Telesat Canada 9.00% 2/14/08		3,510,000	3,457,350
Time Warner
Telecom Holdings
7.62% 1/7/13		734,497	723,480
Tribune 8.697% 5/30/14		600,000	558,804
United Airlines 7.375% 2/1/14		2,764,000	2,652,293
Univision Communications
7.60% 9/15/14		1,425,000	1,352,859
US Airways Group
8.05% 3/23/14		525,000	502,963
Visteon 8.61% 6/13/13		900,000	857,952
Wimar Opco Finance
7.86% 1/3/12		425,000	416,900
Wind Acquisition PIK
12.60% 12/7/11		2,649,771	2,676,269
Windstream Term Loan B
6.86% 7/17/13		8,069,775	8,026,805
Total Senior Secured Loans
(cost $53,489,788)			52,928,943

Sovereign Agency – 0.11%Δ
Norway – 0.11%
Kommunalbanken
4.25% 10/24/11	NOK	15,530,000	2,786,576
Total Sovereign Agency
(cost $2,484,719)			2,786,576

Sovereign Debt – 11.13%Δ
Austria – 0.71%
Republic of Austria
5.25% 1/4/11	EUR	4,137,000	6,179,110
#Republic of Austria 144A
4.00% 9/15/16	EUR	8,010,000	11,348,327
			17,527,437
Brazil – 1.11%
Federal Republic of Brazil
*10.25% 1/10/28	BRL	12,115,000	7,038,151
12.50% 1/5/22	BRL	17,593,000	11,846,916
•Nota do Tesouro Nacional
(Treasury Note)
10.00% 1/12/12	BRL	15,009,000	8,499,232
			27,384,299
Colombia – 0.14%
Republic of Colombia
9.85% 6/28/27	COP	2,607,000,00	1,358,008
12.00% 10/22/15	COP	3,715,000,00	2,130,523
			3,488,531
Finland – 0.03%
Republic of Finland
4.75% 2/21/12	NOK	4,210,000	772,273
			772,273
France – 0.55%
France Government O.A.T
4.00% 10/25/38	EUR	5,090,000	6,703,038
4.00% 4/25/55	EUR	5,236,000	6,837,647
			13,540,685
Germany – 0.41%
Deutschland Republic
6.25% 1/4/24	EUR	5,824,000	10,155,883
			10,155,883
Indonesia – 0.71%
Republic of Indonesia
10.00% 9/17/24	IDR	14,000,000,000	1,519,459
10.25% 7/15/22	IDR	29,211,000,000	3,296,908
10.25% 7/15/27	IDR	113,368,000,000	12,569,838
			17,386,205
Japan – 4.21%
Japan Government
5 yr Bond
1.50% 6/20/11	JPY	1,858,600,000	16,413,841
10 yr Bond
1.70% 3/20/17	JPY	200,250,000	1,756,829
10 yr Bond
1.90% 6/20/16	JPY	1,929,300,000	17,331,685

(continues)     23

Statement of net assets

Delaware Diversified Income Fund

		Principal	Value
		Amountº	(U.S.$)
Sovereign Debt (continued)
Japan (continued)
Japan Government
20 yr Bond
2.00% 3/20/27	JPY	4,457,600,000	$ 37,832,886
20 yr Bond
2.10% 12/20/26	JPY	1,258,000,000	10,800,051
20 yr Bond
2.30% 6/20/26	JPY	1,796,750,000	15,949,710
30 yr Bond
2.40% 3/20/37	JPY	402,000,000	3,464,932
			103,549,934
Malaysia – 0.48%
Malaysian Government
3.718% 6/15/12	MYR	13,410,000	4,041,054
3.756% 4/28/11	MYR	16,795,000	5,073,213
3.814% 2/15/17	MYR	1,000,000	300,973
7.00% 3/15/09	MYR	7,718,000	2,422,297
			11,837,537
Mexico – 0.66%
Mexican Government
8.00% 12/17/15	MXN	124,445,000	11,756,445
9.00% 12/20/12	MXN	17,828,000	1,755,712
10.00% 12/5/24	MXN	25,005,000	2,806,320
			16,318,477
Norway – 0.26%
Norwegian Government
6.50% 5/15/13	NOK	31,425,000	6,317,799
			6,317,799
Poland – 0.41%
Poland Government
4.75% 4/25/12	PLN	10,768,000	4,154,569
5.25% 10/25/17	PLN	6,622,000	2,600,301
6.25% 10/24/15	PLN	7,754,000	3,232,489
			9,987,359
Republic of Korea – 0.15%
Government of South
Korea 4.25% 12/7/21	EUR	2,835,000	3,775,200
			3,775,200
Russia – 0.09%
☐Russian Government
International Bond
7.50% 3/31/30	USD	1,923,570	2,169,877
			2,169,877
United Arabic Emirates – 0.28%
#Emirate of Abu Dhabi
144A 5.50% 8/2/12	USD	6,600,000	6,763,244
			6,763,244
United Kingdom – 0.93%
U.K. Treasury
4.25% 3/7/11	GBP	6,130,000	12,440,281
4.75% 9/7/15	GBP	1,699,000	3,490,285
5.00% 3/7/12	GBP	1,845,000	3,841,321
9.00% 7/12/11	GBP	1,303,000	3,066,068
			22,837,955
Total Sovereign Debt
(cost $261,203,445)			273,812,695

Supranational Banks – 3.39%
Asia Development Bank
0.50% 10/9/12	AUD	3,002,000	2,041,483
European Bank for
Reconstruction &
Development
12.50% 3/23/09	ISK	461,700,000	7,698,997
European Investment Bank
1.40% 6/20/17	JPY	793,600,000	6,782,546
4.25% 12/7/10	GBP	2,471,000	4,958,673
4.75% 10/15/17	EUR	4,692,000	6,968,587
6.00% 7/15/09	NZD	7,054,000	5,228,275
Inter-American
Development Bank
7.25% 5/24/12	NZD	34,387,000	25,812,516
9.00% 8/6/10	BRL	4,842,000	2,713,624
13.00% 6/20/08	ISK	663,100,000	11,009,095
Nordic Investment Bank
1.70% 4/27/17	JPY	490,000,000	4,294,707
4.625% 7/30/10	NOK	32,570,000	5,962,299
Total Supranational Banks
(cost $77,937,831)			83,470,802

U.S. Treasury Obligations – 5.11%
*U.S. Treasury Bonds
4.75% 2/15/37	USD	1,432,000	1,431,665
*U.S. Treasury Inflation
Index Notes
*¥2.00% 1/15/26		1,403,811	1,356,323
*2.375% 4/15/11		1,000,429	1,016,296
*2.375% 1/15/17		3,809,804	3,892,252
*¥3.00% 7/15/12		1,584,337	1,665,535
*3.875% 1/15/09		995,270	1,022,019
U.S. Treasury Notes
*3.625% 10/31/09		40,000	39,784
3.875% 10/31/12		93,428,000	92,260,243
*4.50% 5/15/10		2,460,000	2,495,557
*¥4.75% 8/15/17		20,055,000	20,503,109
Total U.S. Treasury Obligations
(cost $125,810,659)			125,682,783

24

		Number of	Value
		Shares	(U.S.$)
Common Stock – 0.05%
†Century Communications		7,875,001	$ 6,497
†Mirant		732	31,008
†Northwest Airlines		1,472	27,310
@†Õ=Port Townsend		1,970	1,229,280
†Time Warner Cable Class A		23	29
†USgen		255,000	—
Total Common Stock
(cost $1,538,508)			1,294,124

Convertible Preferred Stock – 0.33%
•Citigroup Funding 4.583%
exercise price $29.50,
expiration date 9/27/08		119,100	3,197,835
General Motors 5.25%
exercise price $64.90,
expiration date 3/6/32		39,400	872,316
Lucent Technologies Capital Trust I
7.75% exercise price $24.80,
expiration date 3/15/17		705	682,969
New York Community Capital Trust V
6.00% exercise price $20.04,
expiration date 5/7/51		65,000	3,266,250
Total Convertible Preferred Stock
(cost $8,222,159)			8,019,370

Preferred Stock – 0.01%
Nexen 7.35%		11,800	291,460
Total Preferred Stock
(cost $299,930)			291,460

Warrants – 0.10%
†Argentina GDP Linked,
expiration date 12/15/35		18,388,000	2,537,544
†#Solutia144A,
exercise price $7.59,
expiration date 7/15/09		147	—
Total Warrants
(cost $2,438,265)			2,537,544

Repurchase Agreements – 10.15%
With BNP Paribas 4.53%
11/1/07 (dated 10/31/07,
to be repurchased
at $169,768,360,
collateralized by
$83,234,000 U.S.
Treasury Notes 3.375%
due 9/15/09, market
value $82,868,790,
$12,307,000 U.S.
Treasury Notes 4.625%
due 11/30/08, market
value $12,632,982,
$9,846,000 U.S.
Treasury Notes 4.625%
due 8/31/11, market
value $10,155,415,
$15,999,000 U.S.
Treasury Notes 4.625%
due 10/31/11, market
value $16,381,046,
$12,307,000 U.S.
Treasury Notes 4.875%
due 5/31/08, market
value $12,611,315,
$15,841,000 U.S.
Treasury Notes 4.875%
due 8/31/08, market
value $16,071,059
and $21,770,000 U.S.
Treasury Notes 5.625%
due 5/15/08, market
value $22,509,186)	USD	169,747,000	$ 169,747,000
With UBS Warburg 4.51%
11/1/07 (dated 10/31/07,
to be repurchased
at $80,005,022,
collateralized by
$49,228,000 U.S. Treasury
Notes 4.375% due
12/15/10, market value
$50,745,703, $5,377,000
U.S. Treasury Notes
4.625% due 8/31/11,
market value $5,542,766,
and $25,133,000 U.S.
Treasury Notes 4.875%
due 10/31/08, market
value $25,363,894)		79,995,000	79,995,000
Total Repurchase Agreements
(cost $249,742,000)			249,742,000

Total Value of Securities
Before Securities Lending
Collateral – 103.40%
(cost $2,522,389,167)			2,543,330,519

(continues)     25

Statement of net assets

Delaware Diversified Income Fund

	Number of	Value
	Shares	(U.S.$)
Securities Lending Collateral** – 13.03%
Investment Companies
Mellon GSL DBT II
Collateral Fund	320,660,320	$ 320,660,320
Total Securities
Lending Collateral
(cost $320,660,320)		320,660,320

Total Value of
Securities – 116.43%
(cost $2,843,049,487)		2,863,990,839 ©
Obligation to Return
Securities Lending
Collateral** – (13.03%)		(320,660,320)
Liabilities Net of Receivables
and Other Assets – (3.40%)		(83,554,900)
Net Assets Applicable to
275,399,522 Shares
Outstanding – 100.00%		$2,459,775,619

Net Asset Value – Delaware Diversified
Income Fund Class A
($1,795,553,295 / 201,025,686 Shares)		$8.93
Net Asset Value – Delaware Diversified
Income Fund Class B
($58,798,651 / 6,590,391 Shares)		$8.92
Net Asset Value – Delaware Diversified
Income Fund Class C
($489,431,149 / 54,799,254 Shares)		$8.93
Net Asset Value – Delaware Diversified
Income Fund Class R
($75,112,021 / 8,410,928 Shares)		$8.93
Net Asset Value – Delaware Diversified
Income Fund Institutional Class
($40,880,503 / 4,573,263 Shares)		$8.94

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$2,411,353,802
Distributions in excess of net investment income	(639,177)
Accumulated net realized gain on investments	16,523,650
Net unrealized appreciation of investments
and foreign currencies	32,537,344
Total net assets	$2,459,775,619

º	Principal amount shown is stated in the currency in which each security is denominated.
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiahs
ISK — Iceland Krona
JPY — Japanese Yen
MXN — Mexican Peso
MYR — Malaysia Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
RUB — Russian Rubles
SEK — Swedish Krona
USD — United States Dollar
ZAR — South African Rand
•	Variable rate security. The rate shown is the rate as of October 31, 2007.
w

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*	Fully or partially on loan.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
@	Illiquid security. At October 31, 2007, the aggregate amount of illiquid securities equaled $1,572,160, which represented 0.06% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2007, the aggregate amount of fair valued securities equaled $1,572,160, which represented 0.06% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $ 232,265,673, which represented 9.44% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
Õ	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2007, the aggregate amount of the restricted security equaled $1,229,280 or 0.05% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
*	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2007.
¥	Fully or partially pledged as collateral for financial futures contracts.
†	Non-income producing security for the period year October 31, 2007.
**	See Note 12 in “Notes to financial statements.”
©	Includes $314,224,674 of securities loaned.

26

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
CBO — Collateralized Bond Obligation
CPN — Coupon
FGIC — Insured by the Federal Guaranty Insurance Company
FHLMC — Federal Home Loan Mortgage Corporation
FSA — Insured by Financial Security Assurance
GDP — Gross Domestic Product
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MBIA — Insured by the Municipal Bond Insurance Association
O.A.T. — Obligation Assimilable au Tresor (Treasury Obligation)
PIK — Pay-In-Kind
REIT — Real Estate Investment Trust
S.F. — Single Family
TBA — To Be Announced
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Diversified Income Fund
Net asset value Class A (A)	$8.93
Sales charge (4.50% of offering price) (B)	0.42
Offering price	$9.35

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	(19,540,244)	USD	17,231,759	11/30/07	$ (936,525)
AUD	(11,500,000)	USD	10,502,766	12/31/07	(170,824)
AUD	(4,774,197)	USD	4,379,037	12/31/07	(52,078)
AUD	(4,003,934)	USD	3,655,072	12/31/07	(61,133)
AUD	1,447,577	NZD	(1,734,552)	12/31/07	14,456
AUD	6,573,335	USD	(5,794,000)	12/31/07	306,963
BRL	(11,329,043)	USD	6,483,000	11/30/07	(62,550)
BRL	(5,841,880)	USD	3,130,697	11/30/07	(244,550)
BRL	(3,266,000)	USD	1,799,945	12/31/07	(87,042)
CAD	(3,481,782)	USD	3,652,270	12/31/07	(35,097)
CAD	(2,019,176)	USD	2,008,191	11/30/07	(129,781)
CAD	2,000,458	USD	(1,994,475)	11/30/07	123,678
CAD	5,139,303	USD	(5,123,931)	11/30/07	317,738
EUR	5,366,034	ISK	(473,189,200)	12/31/07	(28,179)
EUR	10,793,935	ISK	(951,833,950)	12/31/07	(56,684)
EUR	(5,326,000)	JPY	871,418,816	12/28/07	(114,147)
EUR	3,035,795	JPY	(498,981,416)	12/28/07	45,188
EUR	3,935,602	JPY	(637,513,582)	12/28/07	140,337
EUR	14,752,423	NOK	(113,674,646)	12/31/07	227,349
EUR	1,362,098	NZD	(2,577,000)	12/31/07	41
EUR	6,435,967	GBP	(4,525,000)	12/31/07	(58,933)
EUR	(20,307,174)	USD	29,204,152	12/31/07	(235,530)
EUR	(12,000,000)	USD	17,270,040	12/31/07	(126,580)
EUR	(1,200,952)	USD	1,727,113	12/31/07	(13,929)
EUR	3,836,632	USD	(5,426,533)	11/30/07	134,021
EUR	8,923,858	USD	(12,833,579)	12/31/07	103,502
GBP	4,388,125	JPY	(1,027,595,803)	12/28/07	136,044
GBP	(1,264,938)	USD	2,586,797	12/31/07	(37,920)
GBP	(628,236)	USD	1,296,000	11/30/07	(8,917)
GBP	1,698,000	USD	(3,472,818)	12/31/07	50,494
GBP	1,823,204	USD	(3,751,788)	12/31/07	31,318
IDR	(67,135,254,000)	USD	7,331,577	12/3107	(47,539)
JPY	739,917,018	EUR	(4,531,917)	1/4/08	(106,153)
JPY	(2,965,817,000)	USD	26,034,620	12/28/07	145,206
JPY	(2,463,130,294)	USD	21,587,470	12/28/07	86,144
JPY	(1,125,943,505)	USD	9,865,188	12/28/07	36,525
JPY	(795,445,020)	USD	6,981,140	11/30/07	60,941
JPY	(674,119,000)	USD	5,908,142	12/28/07	23,576
JPY	(196,996,427)	USD	1,726,025	12/28/07	6,390
JPY	846,941,920	USD	(7,433,097)	11/30/07	(64,886)
JPY	2,980,256,619	USD	(26,164,865)	12/28/07	(149,404)
MXN	(109,591,192)	USD	9,994,000	11/30/07	(261,634)
MXN	(42,953,652)	USD	3,991,790	12/31/07	(17,553)
MXN	(34,980,438)	USD	3,238,000	12/31/07	(27,114)
MXN	16,261,000	USD	(1,475,724)	7/24/08	15,120
MYR	(33,522,544)	USD	10,035,188	12/31/07	(36,537)
NOK	13,700,294	USD	(2,514,000)	12/31/07	36,186
NZD	(13,500,168)	USD	10,105,225	12/31/07	(239,238)
NZD	(9,962,480)	USD	7,525,392	12/31/07	(108,328)
NZD	(9,354,911)	USD	7,075,119	12/31/07	(93,053)
NZD	(9,351,605)	USD	7,132,469	12/31/07	(33,170)
NZD	(5,064,665)	USD	3,888,000	11/30/07	(5,841)
NZD	(2,637,209)	USD	1,994,521	12/31/07	(26,232)
PLN	(15,775,234)	EUR	4,347,435	12/31/07	(2,425)
SEK	105,169,411	EUR	(11,451,291)	12/28/07	(28,037)
SEK	(22,136,756)	USD	3,426,000	11/30/07	(60,762)
ZAR	(11,442,057)	USD	1,690,349	12/31/07	(52,488)
					$(1,779,576)

(continues)     27

Statement of net assets

Delaware Diversified Income Fund

Futures Contracts[2]
	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
33 Canadian
10 yr Bond	$ 3,739,906	$ 3,940,575	12/18/07	$ 200,669
298 Euro Bond	46,188,011	48,922,612	12/10/07	2,734,601
66 Long Gilt Bond	14,256,277	14,723,770	12/31/07	467,493
304 U.S. Treasury
2 yr Notes	62,725,391	62,961,250	1/4/08	235,859
2,144 U.S. Treasury
5 yr Notes	229,502,216	230,145,000	12/31/07	642,784
(248) U.S. Treasury
Long Bond	(27,690,048)	(27,923,250)	12/31/07	(233,202)
				$4,048,204

Swap Contracts[3]
Index Swap Contract
Notional	Expiration		Unrealized
Amount	Date	Spread Swap Description	Depreciation
$4,175,000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the return on the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(140,538)

Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
ABX Home Equity
BBB-Index 06-1	$ 14,720,000	2.67%	7/25/45	$ 9,358,219
Beazer Homes
5 yr CDS	4,750,000	3.08%	6/20/12	1,118,783
Best Buy
5 yr CDS	3,277,000	0.60%	9/20/12	4,086
10 yr CDS	1,625,000	0.98%	9/20/17	2,026
Rohm & Haas
5.5 yr CDS	2,726,000	0.37%	3/20/13	(9,861)
JPMorgan Chase Bank
Embarq 7 yr CDS	2,010,000	0.77%	9/20/14	21,783
Merrill Lynch
5 yr CDS	1,750,000	0.58%	12/20/12	20,573
Lehman Brothers
Autozone 7 yr CDS	2,600,000	0.445%	6/20/14	1,290
Avon Products
7 yr CDS	2,600,000	0.245%	6/20/14	(2,797)
Lehman Brothers
Campbell Soup
7 yr CDS	2,600,000	0.18%	6/20/14	10,027
Capmark Financial
5 yr CDS	70,000	1.65%	9/20/12	5,402
5 yr CDS	885,000	2.42%	9/20/12	41,467
5 yr CDS	1,770,000	4.25%	9/20/12	(44,576)
Computer Science
7 yr CDS	2,600,000	1.00%	6/20/14	(77,419)
Gannet 7 yr CDS	129,000	0.88%	9/20/14	(289)
Home Depot
5 yr CDS	6,300,000	0.50%	9/20/12	4,426
Kimberly-Clark
7 yr CDS	2,600,000	0.195%	6/20/14	6,341
McDonald’s
7 yr CDS	2,600,000	0.18%	6/20/14	17,128
New York Times
7 yr CDS	129,000	0.75%	9/20/14	46
Newell Rubber
7 yr CDS	2,600,000	0.385%	6/20/14	(6,259)
Sara Lee 7 yr CDS	129,000	0.60%	9/20/14	(1,721)
Sysco 7 yr CDS	2,600,000	0.32%	6/20/14	3,887
TJX Companies
7 yr CDS	2,600,000	0.61%	6/20/14	(27,709)
V.F.
5 yr CDS	1,327,500	0.40%	9/20/12	(10,626)
7 yr CDS	2,600,000	0.365%	6/20/14	(9,626)
Washington
Mutual 4 yr CDS	1,815,000	0.85%	9/20/11	48,432
				$10,473,033
Protection Sold:
Goldman Sachs
ABX Home Equity
Index 06-2 AA	3,000,000	0.17%	5/25/46	$ (75,000)
Residential Capital
1 yr CDS	1,600,000	9.50%	9/20/12	(147,162)
JPMorgan Chase Bank
Residential Capital
1 yr CDS	1,666,000	8.25%	9/20/08	(204,367)
1 yr CDS	2,060,000	8.75%	9/20/08	(245,168)
Lehman Brothers
Beazer Homes
5 yr CDS	4,750,000	3.43%	6/20/12	(1,073,227)
Best Buy
5 yr CDS	1,697,500	0.61%	9/20/12	(1,568)
10 yr CDS	812,500	0.99%	9/20/12	(407)
Reynolds American
5 yr CDS	258,000	1.00%	9/20/12	4,092
				$ (1,742,807)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”
2See Note 9 in “Notes to financial statements.”
3See Note 11 in “Notes to financial statements.”

See accompanying notes

Statement of assets and liabilities

Delaware Diversified Income Fund

October 31, 2007

Assets:
Investments at value (including $314,224,674 of securities loaned)	$2,543,330,519
Short-term investments held as collateral for loaned securities	320,660,320
Cash	12,789,025
Foreign currencies	36,499,402
Receivables for securities sold	132,128,083
Dividends and interest receivable	26,914,222
Subscriptions receivable	41,310,464
Credit default swap contracts, at value (including up front payments received of $758,523)[1]	9,492,569
Foreign currency contracts, at value	28,151
Accrued protection payments on credit default swap contracts	22,624
Swap fees receivable	1,020,000
Other assets	28,227
Total assets	3,124,223,606

Liabilities:
Payables for securities purchased	330,080,736
Index swap contract, at value	140,538
Distributions payable	2,829,272
Liquidations payable	3,461,154
Obligation to return security lending collateral	320,660,320
Variation margin payable on futures contracts	1,335,791
Foreign currency contracts, at value	1,807,727
Due to manager and affiliates	2,192,594
Credit default swap contracts, at value	1,520,866
Other accrued expenses	334,619
Other liabilities	84,370
Total liabilities	664,447,987

Total Net Assets	$2,459,775,619

Investment at cost	$2,522,389,167
Cost of short-term investments held as collateral for loaned securities	320,660,320
Foreign currencies at cost	35,882,250

1 See Note 11 in “Notes to financial statements.”

See accompanying notes

Statement of operations

Delaware Diversified Income Fund

Year Ended October 31, 2007

Investment Income:
Interest	$98,368,868
Dividends	939,510
Securites lending income	619,241
Foreign tax withheld	(1,011)	$99,926,608

Expenses:
Management fees	9,042,347
Distribution expense – Class A	3,935,374
Distribution expense – Class B	587,068
Distribution expense – Class C	3,598,360
Distribution expense – Class R	343,456
Dividend disbursing and transfer agent fees and expenses	3,016,450
Accounting and administration expenses	736,985
Reports and statements to shareholders	267,426
Legal fees	221,681
Trustees’ fees and benefits	184,376
Custodian fees	149,549
Registration fees	142,166
Audit and tax	87,998
Insurance fees	58,268
Pricing fees	28,250
Consulting fees	28,195
Trustees’ expenses	8,567
Dues and services	5,965
Taxes (other than taxes on income)	2,958	22,445,439
Less expenses absorbed or waived		(219,070)
Less waived distribution expenses – Class A		(655,896)
Less waived distribution expenses – Class R		(57,243)
Less expense paid indirectly		(126,624)
Total operating expenses		21,386,606
Net Investment Income		78,540,002

Net Realized and Unrealized Gain on Investments and Foreign Currencies:
Net realized gain on:
Investments		20,498,492
Futures contracts		6,097,394
Swap contracts		17,158,409
Options written		170,339
Foreign currencies		1,221,213
Net realized gain		45,145,847
Net change in unrealized appreciation/depreciation of investments and foreign currencies		17,571,161
Net Realized and Unrealized Gain on Investments and Foreign Currencies		62,717,008

Net Increase in Net Assets Resulting from Operations		$141,257,010

See accompanying notes

Statements of changes in net assets

Delaware Diversified Income Fund

	Year Ended
	10/31/07	10/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$78,540,002	$55,478,843
Net realized gain (loss) on investments and foreign currencies	45,145,847	(5,701,313)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	17,571,161	32,230,707
Net increase in net assets resulting from operations	141,257,010	82,008,237

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(67,913,719)	(39,351,391)
Class B	(2,617,896)	(2,254,026)
Class C	(15,929,497)	(9,397,912)
Class R	(2,823,431)	(1,570,883)
Institutional Class	(2,508,509)	(1,324,368)

Return of capital:
Class A	—	(3,548,271)
Class B	—	(208,956)
Class C	—	(976,127)
Class R	—	(159,744)
Institutional Class	—	(150,752)
	(91,793,052)	(58,942,430)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,000,660,251	459,327,617
Class B	10,215,827	14,289,473
Class C	262,226,492	103,622,410
Class R	45,127,909	32,800,652
Institutional Class	39,629,983	30,664,270

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	58,785,341	36,958,975
Class B	2,013,149	1,835,437
Class C	12,991,135	8,446,584
Class R	2,781,704	1,694,118
Institutional Class	2,282,894	1,349,415
	1,436,714,685	690,988,951
Cost of shares repurchased:
Class A	(260,218,490)	(260,265,323)
Class B	(11,550,678)	(14,128,569)
Class C	(59,774,517)	(70,291,647)
Class R	(17,593,430)	(14,698,809)
Institutional Class	(42,777,321)	(5,226,125)
	(391,914,436)	(364,610,473)
Increase in net assets derived from capital share transactions	1,044,800,249	326,378,478
Net Increase in Net Assets	1,094,264,207	349,444,285

Net Assets:
Beginning of year	1,365,511,412	1,016,067,127
End of year (including distributions in excess of
net investment income of $639,177 and $1,670,253, respectively.)	$2,459,775,619	$1,365,511,412

See accompanying notes

Financial highlights

Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$8.690	$8.540	$8.930	$8.590	$8.960

Income (loss) from investment operations:
Net investment income[1]	0.391	0.427	0.328	0.377	0.374
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.307	0.175	(0.229)	0.450	0.804
Total from investment operations	0.698	0.602	0.099	0.827	1.178

Less dividends and distributions from:
Net investment income	(0.458)	(0.420)	(0.389)	(0.434)	(1.274)
Net realized gain on investments	—	—	(0.092)	(0.053)	(0.274)
Return of capital	—	(0.032)	(0.008)	—	—
Total dividends and distributions	(0.458)	(0.452)	(0.489)	(0.487)	(1.548)

Net asset value, end of period	$8.930	$8.690	$8.540	$8.930	$8.590

Total return[2]	8.22%	7.27%	1.04%	9.92%	14.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,795,553	$960,616	$708,433	$294,033	$83,100
Ratio of expenses to average net assets	0.99%	1.00%	1.00%	1.02%	1.00%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.05%	1.13%	1.14%	1.19%	1.60%
Ratio of net investment income to average net assets	4.43%	5.01%	3.72%	4.33%	4.51%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.37%	4.88%	3.58%	4.16%	3.91%
Portfolio turnover	277%	296%	417%	452%	620%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitations not been in effect.

See accompanying notes

(continues)     33

Financial highlights

Delaware Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$8.680	$8.540	$8.920	$8.590	$8.960

Income (loss) from investment operations:
Net investment income[1]	0.325	0.362	0.262	0.312	0.313
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.307	0.166	(0.219)	0.440	0.807
Total from investment operations	0.632	0.528	0.043	0.752	1.120

Less dividends and distributions from:
Net investment income	(0.392)	(0.356)	(0.323)	(0.369)	(1.216)
Net realized gain on investments	—	—	(0.092)	(0.053)	(0.274)
Return of capital	—	(0.032)	(0.008)	—	—
Total dividends and distributions	(0.392)	(0.388)	(0.423)	(0.422)	(1.490)

Net asset value, end of period	$8.920	$8.680	$8.540	$8.920	$8.590

Total return[2]	7.43%	6.35%	0.30%	9.10%	14.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,799	$56,570	$53,626	$43,335	$16,147
Ratio of expenses to average net assets	1.74%	1.75%	1.75%	1.77%	1.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.75%	1.83%	1.84%	1.89%	2.30%
Ratio of net investment income to average net assets	3.68%	4.26%	2.97%	3.58%	3.76%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.67%	4.18%	2.88%	3.46%	3.21%
Portfolio turnover	277%	296%	417%	452%	620%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$8.690	$8.540	$8.930	$8.590	$8.960

Income (loss) from investment operations:
Net investment income[1]	0.326	0.363	0.263	0.312	0.315
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.306	0.175	(0.230)	0.450	0.798
Total from investment operations	0.632	0.538	0.033	0.762	1.113

Less dividends and distributions from:
Net investment income	(0.392)	(0.356)	(0.323)	(0.369)	(1.209)
Net realized gain on investments	—	—	(0.092)	(0.053)	(0.274)
Return of capital	—	(0.032)	(0.008)	—	—
Total dividends and distributions	(0.392)	(0.388)	(0.423)	(0.422)	(1.483)

Net asset value, end of period	$8.930	$8.690	$8.540	$8.930	$8.590

Total return[2]	7.42%	6.47%	0.29%	9.11%	13.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$489,431	$264,265	$218,077	$109,911	$48,989
Ratio of expenses to average net assets	1.74%	1.75%	1.75%	1.77%	1.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.75%	1.83%	1.84%	1.89%	2.30%
Ratio of net investment income to average net assets	3.68%	4.26%	2.97%	3.58%	3.76%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.67%	4.18%	2.88%	3.46%	3.21%
Portfolio turnover	277%	296%	417%	452%	620%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     35

Financial highlights

Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
	Year Ended				to
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$8.690	$8.540	$8.930	$8.590	$8.620

Income (loss) from investment operations:
Net investment income[2]	0.369	0.406	0.301	0.347	0.142
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.307	0.174	(0.231)	0.450	(0.036)
Total from investment operations	0.676	0.580	0.070	0.797	0.106

Less dividends and distributions from:
Net investment income	(0.436)	(0.398)	(0.360)	(0.404)	(0.136)
Net realized gain on investments	—	—	(0.092)	(0.053)	—
Return of capital	—	(0.032)	(0.008)	—	—
Total dividends and distributions	(0.436)	(0.430)	(0.460)	(0.457)	(0.136)

Net asset value, end of period	$8.930	$8.690	$8.540	$8.930	$8.590

Total return[3]	7.95%	7.00%	0.71%	9.55%	1.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,112	$43,247	$22,661	$5,557	$256
Ratio of expenses to average net assets	1.24%	1.25%	1.31%	1.37%	1.35%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.35%	1.43%	1.44%	1.49%	1.98%
Ratio of net investment income to average net assets	4.18%	4.76%	3.41%	3.98%	4.20%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.07%	4.58%	3.28%	3.86%	3.57%
Portfolio turnover	277%	296%	417%	452%	620% [4]

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.
4 Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$8.700	$8.550	$8.930	$8.600	$8.960

Income (loss) from investment operations:
Net investment income[1]	0.413	0.449	0.350	0.399	0.395
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.307	0.173	(0.218)	0.439	0.806
Total from investment operations	0.720	0.622	0.132	0.838	1.201

Less dividends and distributions from:
Net investment income	(0.480)	(0.440)	(0.412)	(0.455)	(1.287)
Net realized gain on investments	—	—	(0.092)	(0.053)	(0.274)
Return of capital	—	(0.032)	(0.008)	—	—
Total dividends and distributions	(0.480)	(0.472)	(0.512)	(0.508)	(1.561)

Net asset value, end of period	$8.940	$8.700	$8.550	$8.930	$8.600

Total return[2]	8.48%	7.52%	1.41%	10.05%	15.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,881	$40,813	$13,270	$6,194	$567
Ratio of expenses to average net assets	0.74%	0.75%	0.75%	0.77%	0.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.75%	0.83%	0.84%	0.89%	1.30%
Ratio of net investment income to average net assets	4.68%	5.26%	3.97%	4.58%	4.76%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.67%	5.18%	3.88%	4.46%	4.21%
Portfolio turnover	277%	296%	417%	452%	620%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware Diversified Income Fund

October 31, 2007

Delaware Group Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective June 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair value will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

1. Significant Accounting Policies (continued)

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations), do not exceed 0.75% of average daily net assets of the Fund through February 29, 2008.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended October 31, 2007, the Fund was charged $666,600 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through February 29, 2008, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

(continues)     39

Notes to financial statements

Delaware Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At October 31, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$969,854
Dividend disbursing, transfer agent, financial
administration fees and other expenses
payable to DSC	338,353
Distribution fees payable to DDLP	851,767
Other expenses payable to DMC and affiliates*	32,620

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2007, the Fund was charged $96,306 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2007, DDLP earned $315,531 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2007, DDLP received gross CDSC commissions of $24,592, $84,599 and $47,240 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Fund was $161,772.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2007, the Fund made purchases of $4,126,132,802 and sales of $3,258,344,651 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2007, the Fund made purchases of $1,520,768,633 and sales of $1,488,056,246 of long-term U.S. government securities. At October 31, 2007, the cost of investments for federal income tax purposes was $2,846,526,822.

At October 31, 2007, net unrealized appreciation was $17,464,017, of which $50,817,136 related to unrealized appreciation of investments and $33,353,119 related to unrealized depreciation of investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2007 and 2006 was as follows:

	Year Ended
	10/31/07	10/31/06
Ordinary income	$91,793,052	$53,898,580
Return of capital	—	5,043,850
Total	$91,793,052	$58,942,430

5. Components of Net Assets on a Tax Basis

As of October 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,411,353,802
Undistributed ordinary income	37,781,645
Undistributed long-term capital gains	2,542,330
Other temporary differences	(9,799,733)
Unrealized appreciation of investments, swap
contracts and foreign currencies	17,897,575
Net assets	$2,459,775,619

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, interest accrued on bonds in default, tax deferral of losses on straddles, contingent payment debt instruments, mark-to-market on futures contracts, mark-to-market foreign currency contracts, and tax treatment of CDS contracts and market discount and premium on debt instruments.

For federal income tax purposes, $9,537,095 of capital loss carryforwards from prior years was utilized in the year ended October 31, 2007.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, CDS contracts, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2007, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$14,284,126
Accumulated net realized gain	(14,284,126)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/07	10/31/06
Shares sold:
Class A	113,332,788	53,734,787
Class B	1,157,903	1,673,744
Class C	29,692,665	12,120,918
Class R	5,114,666	3,842,095
Institutional Class	4,488,740	3,593,381

Shares issued upon reinvestment of
dividends and distributions:
Class A	6,658,205	4,325,551
Class B	228,354	215,010
Class C	1,471,960	988,807
Class R	315,156	198,250
Institutional Class	258,518	157,836
	162,718,955	80,850,379

Shares repurchased:
Class A	(29,508,788)	(30,461,500)
Class B	(1,311,265)	(1,656,267)
Class C	(6,780,710)	(8,230,999)
Class R	(1,995,163)	(1,717,253)
Institutional Class	(4,866,690)	(611,365)
	(44,462,616)	(42,677,384)
Net increase	118,256,339	38,172,995

For the years ended October 31, 2007 and 2006, 280,170 Class B shares were converted to 279,924 Class A shares valued at $2,467,335 and 280,718 Class B shares were converted to 280,476 Class A shares valued at $2,394,954, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10. Options Written

During the year ended October 31, 2007, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

(continues)     41

Notes to financial statements

Delaware Diversified Income Fund

10. Options Written (continued)

Transactions in options written during the year ended October 31, 2007 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at
October 31, 2006	—	$—
Options written	29,778,661	170,339
Options expired	(29,778,661)	(170,339)
Options outstanding at
October 31, 2007	—	$—

11. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/ receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (the seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended October 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of net assets.

12. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur

12. Securities Lending (continued)

during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $314,224,674, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

13. Credit and Market Risks

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of its net assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund also invests in taxable municipal bonds.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of net assets.

14. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

15. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or certain permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

(continues)     43

Notes to financial statements

Delaware Diversified Income Fund

16. Change in Custodian

On August 2, 2007, Mellon Bank N.A.,One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase Bank served as the Fund’s custodian.

17. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term Capital	Ordinary Income	Total
Gains Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
0%	100%	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds – Delaware Diversified
Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware Diversified Income Fund (one of the series constituting the Delaware Group Adviser Funds) (the “Fund”) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Diversified Income Fund of Delaware Group Adviser Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 19, 2007

Other Fund information (unaudited)

Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Diversified Income Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three and five year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one year period was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the three and five year periods was in the third quartile and second quartile, respectively. The Board was satisfied with the improved performance.

Board Consideration of Delaware Diversified Income Fund Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information (unaudited)

Delaware Diversified Income Fund

Fund management

Wen-Dar Chen, Ph.D.
Vice President, Portfolio Manager — International Debt

Wen-Dar Chen, Ph.D., is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for international portfolio construction and strategic asset allocation. He has specialized in quantitative fixed income investments since 1986. Before he joined Delaware Investments in mid-2004, he was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. Since 1998, he has worked to promote the asset-backed securities business in Asia, and published the book, Asset-Backed Securitization — Theory and Practice, in Asia in 2002. He worked at Salomon Brothers from 1993 to 1996, and Lehman Brothers from 1990 to 1993, during which time he gained experience with government securities trading desks, proprietary trading of structured products, financial strategies, and index strategies groups. Dr. Chen’s degrees include a bachelor’s degree in atmospheric sciences from the National Taiwan University, a master’s degree in meteorology from the South Dakota School of Mines and Technology, and a Ph.D. in geophysical fluid dynamics from Princeton University.

Victor Mostrowski
Vice President, Portfolio Manager — International Debt

Victor Mostrowski is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. As a member of the international bond team, his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in May 2007, he was a senior portfolio manager — global fixed income for HSBC Halbis Partners (USA) for one year. He managed the currency exposure for several institutional accounts with assets totaling approximately $3 billion, and formulated and implemented strategic long-term currency positioning as well as short-term daily and weekly trading opportunities. Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the global fixed income portfolio manager — emerging markets equity. Mostrowski earned a bachelor’s degree in economics and an MBA in finance from Rider College.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, he served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager

Philip R. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, he worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Perkins was chief executive officer of Dinner Key Advisors, a registered broker/ dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA		Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern time, for assistance with any questions.

(2500)	Printed in the USA
AR-189 [10/07] CGI 12/07	MF-07-11-046 PO12459

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $117,000 for the fiscal year ended October 31, 2007.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $70,300 for the fiscal year ended October 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $46,900 for the fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,800 for the fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0for the fiscal year ended October 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $301,262 and $262,320 for the registrant’s fiscal years ended October 31, 2007 and October 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group Adviser Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 2, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 2, 2007